Lord Abbett Calibrated Mid Cap Value Fund
(a series of Lord Abbett Equity Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Dear Shareholder,

You are invited to vote on an important proposal regarding your investment. We are asking you to consider a proposal to merge Lord Abbett Calibrated Mid Cap Value Fund (“Calibrated Mid Cap Value Fund”) with and into Lord Abbett Mid Cap Stock Fund, Inc. (“Mid Cap Stock Fund”) (Mid Cap Stock Fund together with Calibrated Mid Cap Value Fund, the “Funds”). Lord, Abbett & Co. LLC (“Lord Abbett”), each Fund’s investment adviser, anticipates that shareholders of Calibrated Mid Cap Value Fund will benefit from the potential operating efficiencies and economies of scale that the merger may achieve by combining the two Funds with similar investment strategies into a single larger fund with better commercial prospects. If shareholders approve this merger, you will become a shareholder of Mid Cap Stock Fund, and you will receive shares of Mid Cap Stock Fund of the same aggregate net asset value as the Calibrated Mid Cap Value Fund shares you hold at the time the transaction takes place.

The Board of Trustees of Lord Abbett Equity Trust believes this proposal is in the best interests of Calibrated Mid Cap Value Fund shareholders, and unanimously recommends that you vote “FOR” the proposal.

The enclosed materials explain this proposal in more detail, and we encourage you to review them carefully. Your vote matters. Even if you plan to attend the meeting, please vote promptly via the Internet, by telephone, or by mail. Your prompt vote will help save the Funds the costs of further proxy solicitation. If you do not vote, you may be called by Computershare, Calibrated Mid Cap Value Fund’s proxy solicitor, to vote your shares. We must receive your vote before 9:30 a.m. on February 8, 2019 in order to count your vote if you are not voting in person.

•	Internet: Please use the website and control number provided on your proxy card.

•	Telephone: Please use the telephone number and control number provided on your proxy card.

•	Mail: Please sign and date your proxy card and return it to the address shown on the card.

•	In Person: At a special meeting of shareholders to be held at 9:30 a.m. on February 8, 2019, at 90 Hudson Street, Jersey City, NJ 07302.

Please vote now. Your vote matters.

Thank you for investing in the Lord Abbett Family of Funds. If you have any questions or need assistance in voting, please contact your financial advisor or call 866-525-2664.

Sincerely,

Douglas B. Sieg President, Chief Executive Officer, and Trustee

Lord Abbett Calibrated Mid Cap Value Fund
(a series of Lord Abbett Equity Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

QUESTIONS AND ANSWERS

Your vote matters.

Below are answers to some commonly asked questions that are intended to help you understand the proposal on which shareholders of Lord Abbett Calibrated Mid Cap Value Fund (“Target Fund”) are being asked to vote. This proposal is described in more detail in the Combined Prospectus/Proxy Statement, which you should read carefully. If you have a question or need assistance in voting, please call 866-525-2664.

Background

As discussed more fully below, you are being asked to vote on a proposal to merge Target Fund with and into Lord Abbett Mid Cap Stock Fund, Inc. (“Acquiring Fund”) (Target Fund and Acquiring Fund, each a “Fund,” and, together, the “Funds,” and, following the reorganization, the “Combined Fund”).

What is the Proposal?

You are being asked to approve a proposal to reorganize Target Fund into Acquiring Fund (the “Reorganization”). After the Reorganization is completed, you will become a shareholder of Acquiring Fund and Target Fund will be terminated.

Why did Lord Abbett propose the Reorganization?

Lord Abbett anticipates that Target Fund’s shareholders will benefit from the potential operating efficiencies and economies of scale that the Reorganization may achieve by combining the two Funds with similar investment strategies into the single larger Combined Fund with better commercial prospects. In addition, Lord Abbett believes that Target Fund’s shareholders of all share classes, except Class F, will pay lower or equal expected total annual operating expenses following the Reorganization as shareholders of the Combined Fund than they currently pay as shareholders of Target Fund.

How does the Board recommend that I vote?

After careful consideration, the Board of Trustees of Lord Abbett Equity Trust (the “Board”), on behalf of Target Fund, including the Trustees who are not “interested

Q & A - 1

persons” of Target Fund (meaning they are independent from Target Fund and its investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”)) has determined that the Reorganization is in the best interests of Target Fund and Target Fund shareholders due to a number of factors, and that the interests of Target Fund’s shareholders will not be diluted as a result of the Reorganization. Therefore, the Board recommends that you vote “FOR” the Reorganization. The Board considered that, among other things, shareholders of Target Fund may benefit from the Reorganization because it is anticipated that the larger Combined Fund will have better commercial prospects, better potential operating efficiencies, and will be better positioned to realize additional economies of scale than the Target Fund. The total annual operating expenses for each share class of the Combined Fund (except Class F shares) are expected to be lower than or equal to those of the corresponding share classes of Target Fund.1 In addition, the larger net asset size of the Combined Fund may give rise to possible operating efficiencies and economies of scale because certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs, and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund.

The specific reasons why the Board recommends that shareholders vote “FOR” the Proposal are discussed in more detail under “Summary of Reorganization Proposal” in the Combined Prospectus/Proxy Statement. The Board approved the Reorganization based on information available as of its October 30-31, 2018 meeting, which is subject to change.

Actual results of the Reorganization may differ from the expected results described in the Combined Prospectus/Proxy Statement. Material differences between the Funds’ investment objectives and strategies are discussed in “Investment Objectives, Principal Investment Strategies, and Principal Risks” in the Combined Prospectus/Proxy Statement.

Why am I being asked to vote?

Lord Abbett is seeking your vote at a Special Meeting of Shareholders (the “Meeting”) scheduled to be held on February 8, 2019 because you were a shareholder of Target Fund as of November 30, 2018 (the “Record Date”).

How do the Funds’ investment strategies compare?

The Funds’ investment strategies are similar, but are not identical. Under normal conditions, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies, and each Fund attempts to invest in securities of companies that the Fund’s portfolio management team believes are undervalued. In addition, each Fund may invest up to 10% of its net assets in foreign companies, including emerging market

[1]

Class F shares of the Target Fund (which comprise 10.74% of the net assets of the Fund as of October 31, 2018) are subject to a contractual fee waiver of its 12b-1 fee, which is due to expire on November 30, 2019.

Q & A - 2

companies and American Depositary Receipts. However, the Funds have different investment objectives, with Target Fund seeking total return and Acquiring Fund seeking capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

The Combined Prospectus/Proxy Statement provides more information about Acquiring Fund and the Reorganization, including a comparative discussion of the Funds’ investment strategies and risks. It is both a Prospectus for Acquiring Fund and a Proxy Statement for Target Fund.

How do the Funds’ present sizes compare?

As of September 30, 2018, Target Fund had approximately $743 million in total net assets and Acquiring Fund had approximately $1.72 billion in total net assets.

How do the Funds’ expense structures compare?

Target Fund shareholders of all share classes, except Class F, are not expected to pay higher total annual operating expenses after the Reorganization is completed as shareholders of the Combined Fund than they currently pay as shareholders of Target Fund. Class F shares of Acquiring Fund are not subject to the same Class F 12b-1 fee waiver of Target Fund. Therefore, Class F shareholders of Target Fund are expected to pay higher total annual operating expenses after the Reorganization is completed as shareholders of Class F of the Combined Fund than they currently pay as shareholders of Class F shares of Target Fund. However, as compared with Target Fund, the Combined Fund is projected to have lower total gross annual operating expenses. The specific components of Target Fund’s and the Combined Fund’s operating expenses compare as follows:

•

Acquiring Fund’s contractual annual management fee rate is 0.75% on the first $200 million of average daily net assets, 0.65% on the next $300 million of average daily net assets, and 0.50% on the Fund’s average daily net assets over $500 million.

•	Target Fund’s contractual annual management fee rate is 0.60% on the first $2 billion of the Fund’s average daily net assets and 0.55% on the Fund’s average daily net assets over $2 billion.

•	Target Fund’s effective management fee rate for the fiscal year ended July 31, 2018 was 0.57%, which includes the effect of a management fee waiver that expired on November 30, 2018.

•	Acquiring Fund’s effective management fee rate for the fiscal year ended December 31, 2017 was 0.54%.

•

The Funds are subject to the same share class-specific Rule 12b-1 fee rates, except that Class F shares of Acquiring Fund are not subject to the same Class F 12b-1 fee waiver of Target Fund, which is due to expire on November 30, 2019.

Q & A - 3

•

The Combined Fund is estimated to have lower than or equal to total annual operating expenses than Target Fund (except for Class F shares due to the 12b-1 fee waiver) as of Target Fund’s most recent fiscal year end.

Total Annual Operating Expenses

	Class A	Class C	Class F	Class F3	Class I
Target Fund	0.98%	1.73%	0.73%	0.70%	0.73%
Pro Forma Combined Fund	0.94%	1.69%	0.79%	0.62%	0.69%

	Class R2	Class R3	Class R4	Class R5	Class R6
Target Fund	1.33%	1.23%	0.98%	0.73%	0.70%
Pro Forma Combined Fund	1.29%	1.19%	0.94%	0.69%	0.62%

Will the value of my investment change as a result of the Reorganization?

No. Although the aggregate value of your investment will not change as a result of the Reorganization, the number of shares you own likely will change. The reason for this potential change is that your Target Fund shares will be exchanged for the corresponding share class of Acquiring Fund shares at the net asset value per share of Acquiring Fund, which likely will differ from the net asset value per share of Target Fund.

What are the expected U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. Target Fund may dispose of certain portfolio holdings as part of a portfolio repositioning in connection with the Reorganization, which will involve taxable events for Target Fund shareholders who hold their shares in a taxable account. As part of its repositioning, the Fund may deviate from its investment strategy. The material tax consequences of the Reorganization and pre-Reorganization portfolio repositioning are summarized below.

•

The Reorganization. The Reorganization is expected to qualify as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, Target Fund and Target Fund shareholders will not recognize any gain or loss as a direct result of the Reorganization, and the tax basis and holding period of a shareholder’s Target Fund shares will carry over to the shares of Acquiring Fund the shareholder receives in the Reorganization.

•

Portfolio Repositioning. Despite the expected tax-free nature of the Reorganization itself, Target Fund may dispose of certain portfolio holdings as part of a portfolio repositioning prior to and in connection with the Reorganization. Any such dispositions may result in brokerage commissions or other transaction costs, and such transactions may

Q & A - 4

generate capital gains. Any capital gains recognized in these transactions on a net basis, after reduction by any available losses, will be distributed to Target Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses) during or with respect to the year of sale, and such distributions will generally be taxable to shareholders. Because the Reorganization will end the tax year of Target Fund, it will accelerate distributions to shareholders from Target Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will include any capital gains resulting from portfolio turnover prior to consummation of the Reorganization that were not previously distributed and after reduction by any available losses. Consequently, Target Fund shareholders may well receive higher capital gain and ordinary dividend distributions than they would have received absent such portfolio turnover. The amount of capital gain or ordinary dividend distributions will be affected by the extent to which Target Fund repositions its portfolio and the extent to which the Fund realizes gains from the sale of portfolio securities. The tax implications of such distributions to an individual shareholder will depend on whether the shareholder holds Target Fund shares in a taxable account and other factors specific to each shareholder.

Lord Abbett currently expects that approximately 66% of Target Fund’s portfolio (using values as of November 30, 2018) will be repositioned prior to the Reorganization. As of November 30, 2018, the hypothetical loss resulting from the repositioning is estimated at approximately $11.9 million or 1.78% of Target Fund’s net assets. Lord Abbett estimates that the transaction costs that will be incurred in connection with the repositioning by Target Fund are approximately $198,000.

Will I pay any sales charges or similar transaction fees in connection with the Reorganization?

No sales charges or other similar transaction fees will be charged in connection with the Reorganization. However, any investment or redemption not in connection with the Reorganization would be subject to any applicable sales charges.

When would the Reorganization take place?

If Target Fund shareholders approve the Reorganization, the transaction is expected to be completed as soon as practicable after the Meeting scheduled to be held on February 8, 2019.

Q & A - 5

Who will manage the portfolio of the Combined Fund following the Reorganization?

Eli Rabinowich will lead the Combined Fund’s investment team following the Reorganization, and will be supported by Jeff D. Diamond and So Young Lee.

Who will pay the costs associated with the Reorganization?

Each of Target Fund and Acquiring Fund will be responsible for and directly pay its proportionate share (“ratable portion”) of the total Reorganization expenses, determined based on each Fund’s average net assets as of Target Fund’s most recent fiscal year ended July 31, 2018, provided that transaction costs attributable to a particular Fund’s disposition of portfolio securities shall be borne and paid directly by such Fund. Reorganization expenses include the cost of hiring a proxy solicitation firm to request and record shareholders’ votes, the cost of preparing, filing, printing, and mailing this Combined Prospectus/Proxy Statement, and related accounting and legal fees. It is estimated that these expenses will total approximately $129,000. Target Fund’s ratable portion of these expenses is estimated to be approximately $40,000, but the actual amount may be higher or lower.

What if shareholders do not approve the Reorganization?

If Target Fund shareholders do not approve the Reorganization, even after any adjournments or postponements of the Meeting, the Reorganization will not be implemented, and the Board and Lord Abbett will consider other strategic alternatives for Target Fund, possibly including its liquidation.

What is Computershare?

Computershare Fund Services (“Computershare”) is the proxy solicitation firm that will contact shareholders and record their votes. Computershare is not affiliated with either Fund or Lord Abbett. Shareholders who do not vote early using one of the methods described below may receive telephone calls, emails, or follow-up mailings from Computershare asking them to vote so that the Meeting will not need to be postponed.

How many votes am I entitled to cast?

You are entitled to one vote for each full share and a proportionate fractional vote for each fractional share you own of Target Fund on the Record Date. Only shareholders of Target Fund as of the Record Date may vote.

Approval of the Reorganization will require the affirmative vote of a “majority of the outstanding voting securities” of Target Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act defines such vote as the lesser of (1) 67% or more of the total number of shares of all classes of Target Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy

Q & A - 6

at the Meeting; or (2) more than 50% of the total number of the outstanding shares of all classes of Target Fund.

Any shareholder giving a proxy may change or revoke it at any time before it is exercised by submitting to Target Fund a written notice of revocation or subsequently executed proxy, or by attending the Meeting and voting in person.

How do I submit my vote?

You may vote in any of the following four ways:

Internet:	Please use the website and control number provided on your proxy card.
Telephone:	Please use the telephone number and control number provided on your proxy card.
Mail:	Please sign and date your proxy card and return it to the address shown on the card.
In Person:	At the Meeting at 9:30 a.m. on February 8, 2019, at 90 Hudson Street, Jersey City, NJ 07302.

Even if you plan to attend the Meeting, we encourage you to vote early using one of the methods discussed above. Please see the Combined Prospectus/Proxy Statement for instructions on how to vote at the Meeting if you hold shares through a financial intermediary in its name for your benefit.

Please vote now. Your prompt vote can help reduce the need for further proxy solicitation. Your vote is important, regardless of how many shares you own. Please read the Combined Prospectus/Proxy Statement and vote your shares. If you have a question or need assistance in voting, please call 866-525-2664.

Thank you for investing in the Lord Abbett Family of Funds.

Q & A - 7

Lord Abbett Calibrated Mid Cap Value Fund
(a series of Lord Abbett Equity Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be Held on February 8, 2019

NOTICE IS HEREBY GIVEN of a Special Meeting (the “Meeting”) of the Shareholders of Lord Abbett Calibrated Mid Cap Value Fund (“Target Fund”). The Meeting will be held at the offices of Lord, Abbett & Co. LLC at 90 Hudson Street, Jersey City, New Jersey, on February 8, 2019 at 9:30 a.m. for the purpose of considering the following proposal: to approve an Agreement and Plan of Reorganization adopted by Lord Abbett Mid Cap Stock Fund, Inc. (“Acquiring Fund”) and Lord Abbett Equity Trust, on behalf of its series, Target Fund, providing for the reorganization of Target Fund with and into Acquiring Fund as described in the Combined Prospectus/Proxy Statement.

In addition, Target Fund shareholders will be asked to vote on any other business properly presented at the Meeting and any adjournments or postponements of the Meeting.

The Board of Trustees of Lord Abbett Equity Trust (the “Board”) has fixed the close of business on November 30, 2018 as the record date for determination of shareholders of Target Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Shareholders are entitled to one vote for each full share held and a proportionate vote for each fractional share held.

Your vote matters regardless of how many shares you hold. Your prompt vote can help reduce the need for further proxy solicitation. You may vote via the internet, by telephone, by signing and returning your proxy card, or by attending the Meeting in person, as described in the attached Combined Prospectus/Proxy Statement.

By order of the Board

Lawrence B. Stoller
January 10, 2019	Vice President and Secretary

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Combined Prospectus/Proxy Statement

Dated January 10, 2019

Lord Abbett Calibrated Mid Cap Value Fund
(a series of Lord Abbett Equity Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Lord Abbett Mid Cap Stock Fund, Inc.

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

This Combined Prospectus/Proxy Statement relates to the proposed Reorganization (defined below) of Lord Abbett Calibrated Mid Cap Value Fund (“Target Fund”), a series of Lord Abbett Equity Trust, a registered open-end management investment company (“Equity Trust”), with and into Lord Abbett Mid Cap Stock Fund, Inc., a registered open-end management investment company (“Acquiring Fund”) (Target Fund and Acquiring Fund, each a “Fund,” and, Acquiring Fund together with Target Fund, the “Funds”) (the “Reorganization”). Lord, Abbett & Co. LLC (“Lord Abbett”) anticipates that the proposed Reorganization may achieve operating efficiencies and economies of scale by combining the two Funds with similar investment strategies into a single larger fund with better commercial prospects. The Board of Trustees of Equity Trust, on behalf of Target Fund has determined unanimously, following Lord Abbett’s recommendation, that the Reorganization would be in the best interests of the Target Fund and its shareholders.

This Combined Prospectus/Proxy Statement is both a Prospectus for Acquiring Fund and a Proxy Statement for Target Fund. It concisely sets forth the information that a Target Fund shareholder should know about the Reorganization and Acquiring Fund before voting. Shareholders should read it and retain it for future reference. The section titled “Information from Acquiring Fund’s May 1, 2018 Prospectus” in this Combined Prospectus/Proxy Statement includes additional information about Acquiring Fund that a Target Fund shareholder should consider before becoming an investor in Acquiring Fund. Attached as Exhibit A to this Combined Prospectus/Proxy Statement is a copy of the form of Agreement and Plan of Reorganization (the “Plan”) that describes the terms of the Reorganization in greater detail.

Your vote matters regardless of the size of your investment in Target Fund. If you have a question or need assistance in voting, please call 866-525-2664.

Additional information about the Funds has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and can be found in the following documents,

which are incorporated by reference into this Combined Prospectus/Proxy Statement:

•	The Statement of Additional Information dated January 10, 2019 relating to this Combined Prospectus/Proxy Statement (Securities Act File No. 002-82544);

•	Target Fund’s Prospectus dated December 1, 2018, as supplemented (Securities Act File No. 333-60304);

•	The Statement of Additional Information dated December 1, 2018, relating to Target Fund’s Prospectus dated December 1, 2018, as supplemented (Securities Act File No. 333-60304);

•	The Statement of Additional Information dated August 1, 2018, as supplemented, relating to Acquiring Fund’s Prospectus dated May 1, 2018, as supplemented (Securities Act File No. 002-82544);

•	Target Fund’s Annual Report for the fiscal year ended July 31, 2018 (Securities Act File No. 333-60304);

•	Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2017 (Securities Act File No. 002-82544); and

•	Acquiring Fund’s Semi-Annual Report for the fiscal period ended June 30, 2018 (Securities Act File No. 002-82544);

These documents are available free of charge via Lord Abbett’s website at www.lordabbett.com, by calling 888-522-2388, or by writing to the Funds at 90 Hudson Street, Jersey City, NJ 07302-3973.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

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SPECIAL MEETING OF SHAREHOLDERS
OF

Lord Abbett Calibrated Mid Cap Value Fund
(a series of Lord Abbett Equity Trust)

This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Lord Abbett Equity Trust (the “Board”), to be used at a special meeting of shareholders of Lord Abbett Calibrated Mid Cap Value Fund (“Target Fund”), a series of Lord Abbett Equity Trust (“Equity Trust”), to be held at 9:30 a.m. on February 8, 2019, at the offices of Lord, Abbett & Co. LLC (“Lord Abbett”) at 90 Hudson Street, Jersey City, New Jersey, and at any adjournments or postponements thereof (the “Meeting”).

The Meeting is being held for the purpose of considering the following proposal:

To approve an Agreement and Plan of Reorganization adopted by Equity Trust, on behalf of Target Fund, and Lord Abbett Mid Cap Stock Fund, Inc. (“Acquiring Fund”, Target Fund and Acquiring Fund, each a “Fund” and, together with Target Fund, the “Funds”), providing for: (a) the transfer of all of the assets of Target Fund to Acquiring Fund in exchange for shares of the corresponding class of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (b) the distribution of such shares to the shareholders of Target Fund; and (c) the termination of Target Fund (the “Reorganization”).

In addition, Target Fund shareholders will be asked to vote on any other business properly presented at the Meeting and any adjournments or postponements of the Meeting.

Only shareholders of record of Target Fund as of the close of business on November 30, 2018 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. This Combined Prospectus/Proxy Statement and the enclosed proxy card initially are being mailed to shareholders on or about January 10, 2019.

A vote in favor of the Reorganization is a vote to become a shareholder of Acquiring Fund and terminate Target Fund. The votes of Acquiring Fund’s shareholders are not being solicited because their approval or consent is not necessary for the Reorganization to proceed. If shareholders do not approve the Reorganization, or if the Reorganization is not completed for any other reason, the Board will consider other strategic alternatives for Target Fund, possibly including its liquidation.

FEES AND EXPENSES

The tables below provide a summary comparison of the expenses of each class of shares of each Fund. Each Fund’s annual fund operating expenses are based on the Fund’s fees and expenses for the Fund’s most recently completed fiscal year for which audited financials are available (July 31, 2018 for Target Fund and December 31, 2017 for Acquiring Fund). The total annual fund operating expenses for Target Fund for the fiscal year ended July 31, 2018 do not take into account Target Fund’s fee waiver arrangement then in effect, which expired on November 30, 2018. With respect to Target Fund, from the period from December 1, 2018 through November 30, 2019, Lord Abbett Distributor, LLC has contractually agreed to waive Target Fund’s 0.10% Rule 12b-1 fee for Class F shares. The estimated annual fund operating expenses of Acquiring Fund after giving effect to the proposed Reorganization (the “Combined Fund”) are shown on a pro forma basis as of June 30, 2018, as if the Reorganization had been completed at the start of the year ending on that date. The Combined Fund’s actual annual operating expenses after the Reorganization may be greater or less than those shown.

The Funds are subject to the same sales charges. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other sales charge discounts is available from your financial professional, in “Sales Charge Reductions and Waivers” on page 76 of this Combined Prospectus/Proxy Statement, Appendix A to “Information From Acquiring Fund’s May 1, 2018 Prospectus,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of Acquiring Fund’s statement of additional information dated August 1, 2018, as supplemented (“SAI”).

Class A

Fee Table	Lord Abbett Calibrated Mid Cap Value Fund (Target Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Acquiring Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Pro Forma Combined Fund)
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None (2)	None (2)	None (2)
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.60%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.13%	0.16%	0.15%
Total Annual Fund Operating Expenses	0.98%	0.95%	0.94%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%	0.95%	0.94%

Class C

Fee Table	Lord Abbett Calibrated Mid Cap Value Fund (Target Fund)		Lord Abbett Mid Cap Stock Fund, Inc. (Acquiring Fund)		Lord Abbett Mid Cap Stock Fund, Inc. (Pro Forma Combined Fund)
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00	%(3)	1.00	%(3)	1.00	%(3)
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.60%		0.54%		0.54%
Distribution and Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.13%		0.16%		0.15%
Total Annual Fund Operating Expenses	1.73%		1.70%		1.69%
Fee Waiver and/or Expense Reimbursement	0.00%		0.00%		0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.73%		1.70%		1.69%

Class F

Fee Table	Lord Abbett Calibrated Mid Cap Value Fund (Target Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Acquiring Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Pro Forma Combined Fund)
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.60%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.10%	0.10%	0.10%
Other Expenses	0.13%	0.16%	0.15%
Total Annual Fund Operating Expenses	0.83%	0.80%	0.79%
Fee Waiver and/or Expense Reimbursement	-0.10%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.73%	0.80%	0.79%

Class F3

Fee Table	Lord Abbett Calibrated Mid Cap Value Fund (Target Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Acquiring Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Pro Forma Combined Fund)
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.60%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.10%	0.08%	0.08%
Total Annual Fund Operating Expenses	0.70%	0.62%	0.62%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%	0.62%	0.62%

Class I

Fee Table	Lord Abbett Calibrated Mid Cap Value Fund (Target Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Acquiring Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Pro Forma Combined Fund)
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.60%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.13%	0.16%	0.15%
Total Annual Fund Operating Expenses	0.73%	0.70%	0.69%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.73%	0.70%	0.69%

Class P

Fee Table	Lord Abbett Calibrated Mid Cap Value Fund (Target Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Acquiring Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Pro Forma Combined Fund)
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	N/A	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	N/A	0.54%	0.54%
Distribution and Service (12b-1) Fees	N/A	0.45%	0.45%
Other Expenses	N/A	0.16%	0.15%
Total Annual Fund Operating Expenses	N/A	1.15%	1.14%
Fee Waiver and/or Expense Reimbursement	N/A	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	N/A	1.15%	1.14%

Class R2

Fee Table	Lord Abbett Calibrated Mid Cap Value Fund (Target Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Acquiring Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Pro Forma Combined Fund)
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.60%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.60%	0.60%	0.60%
Other Expenses	0.13%	0.16%	0.15%
Total Annual Fund Operating Expenses	1.33%	1.30%	1.29%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.33%	1.30%	1.29%

Class R3

Fee Table	Lord Abbett Calibrated Mid Cap Value Fund (Target Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Acquiring Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Pro Forma Combined Fund)
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.60%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.13%	0.16%	0.15%
Total Annual Fund Operating Expenses	1.23%	1.20%	1.19%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.23%	1.20%	1.19%

Class R4

Fee Table	Lord Abbett Calibrated Mid Cap Value Fund (Target Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Acquiring Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Pro Forma Combined Fund)
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.60%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.13%	0.16%	0.15%
Total Annual Fund Operating Expenses	0.98%	0.95%	0.94%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%	0.95%	0.94%

Class R5

Fee Table	Lord Abbett Calibrated Mid Cap Value Fund (Target Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Acquiring Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Pro Forma Combined Fund)
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.60%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.13%	0.16%	0.15%
Total Annual Fund Operating Expenses	0.73%	0.70%	0.69%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.73%	0.70%	0.69%

Class R6

Fee Table	Lord Abbett Calibrated Mid Cap Value Fund (Target Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Acquiring Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Pro Forma Combined Fund)
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.60%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.10%	0.08%	0.08%
Total Annual Fund Operating Expenses	0.70%	0.62%	0.62%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%	0.62%	0.62%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

Examples

The following examples are intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The example for each Fund assumes that you invest $10,000 in such Fund at the maximum sales charge, if any, for the time periods indicated. The examples also assume that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the relevant Fund’s operating expenses remain the same. The examples assume a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year period for Class C shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. No sales charge will be imposed in connection with the Reorganization. The second example assumes that you do not redeem and instead keep your shares.

If Shares Are Redeemed	1 year	3 years	5 years	10 years
Target Fund Class A	$669	$869	$1,086	$1,707
Acquiring Fund Class A	$666	$860	$1,070	$1,674
Pro Forma Combined Class A	$665	$857	$1,065	$1,663
Target Fund Class C	$276	$545	$939	$2,041
Acquiring Fund Class C	$273	$536	$923	$2,009
Pro Forma Combined Class C	$272	$533	$918	$1,998
Target Fund Class F	$75	$255	$451	$1,016
Acquiring Fund Class F	$82	$255	$444	$990
Pro Forma Combined Class F	$81	$252	$439	$978
Target Fund Class F3	$72	$224	$390	$871
Acquiring Fund Class F3	$63	$199	$346	$774
Pro Forma Combined Class F3	$63	$199	$346	$774
Target Fund Class I	$75	$233	$406	$906
Acquiring Fund Class I	$72	$224	$390	$871
Pro Forma Combined Class I	$70	$221	$384	$859
Target Fund Class P	N/A	N/A	N/A	N/A
Acquiring Fund Class P	$117	$365	$633	$1,398
Pro Forma Combined Class P	$116	$362	$628	$1,386
Target Fund Class R2	$135	$421	$729	$1,601
Acquiring Fund Class R2	$132	$412	$713	$1,568
Pro Forma Combined Class R2	$131	$409	$708	$1,556
Target Fund Class R3	$125	$390	$676	$1,489
Acquiring Fund Class R3	$122	$381	$660	$1,455
Pro Forma Combined Class R3	$121	$378	$654	$1,443
Target Fund Class R4	$100	$312	$542	$1,201
Acquiring Fund Class R4	$97	$303	$525	$1,166
Pro Forma Combined Class R4	$96	$300	$520	$1,155
Target Fund Class R5	$75	$233	$406	$906
Acquiring Fund Class R5	$72	$224	$390	$871
Pro Forma Combined Class R5	$70	$221	$384	$859
Target Fund Class R6	$72	$224	$390	$871
Acquiring Fund Class R6	$63	$199	$346	$774
Pro Forma Combined Class R6	$63	$199	$346	$774

If Shares Are Not Redeemed	1 year	3 years	5 years	10 years
Target Fund Class A	$669	$869	$1,086	$1,707
Acquiring Fund Class A	$666	$860	$1,070	$1,674
Pro Forma Combined Class A	$665	$857	$1,065	$1,663
Target Fund Class C	$176	$545	$939	$2,041
Acquiring Fund Class C	$173	$536	$923	$2,009
Pro Forma Combined Class C	$172	$533	$918	$1,998
Target Fund Class F	$75	$255	$451	$1,016
Acquiring Fund Class F	$82	$255	$444	$990
Pro Forma Combined Class F	$81	$252	$439	$978
Target Fund Class F3	$72	$224	$390	$871
Acquiring Fund Class F3	$63	$199	$346	$774
Pro Forma Combined Class F3	$63	$199	$346	$774
Target Fund Class I	$75	$233	$406	$906
Acquiring Fund Class I	$72	$224	$390	$871
Pro Forma Combined Class I	$70	$221	$384	$859
Target Fund Class P	N/A	N/A	N/A	N/A
Acquiring Fund Class P	$117	$365	$633	$1,398
Pro Forma Combined Class P	$116	$362	$628	$1,386
Target Fund Class R2	$135	$421	$729	$1,601
Acquiring Fund Class R2	$132	$412	$713	$1,568
Pro Forma Combined Class R2	$131	$409	$708	$1,556
Target Fund Class R3	$125	$390	$676	$1,489
Acquiring Fund Class R3	$122	$381	$660	$1,455
Pro Forma Combined Class R3	$121	$378	$654	$1,443
Target Fund Class R4	$100	$312	$542	$1,201
Acquiring Fund Class R4	$97	$303	$525	$1,166
Pro Forma Combined Class R4	$96	$300	$520	$1,155
Target Fund Class R5	$75	$233	$406	$906
Acquiring Fund Class R5	$72	$224	$390	$871
Pro Forma Combined Class R5	$70	$221	$384	$859
Target Fund Class R6	$72	$224	$390	$871
Acquiring Fund Class R6	$63	$199	$346	$774
Pro Forma Combined Class R6	$63	$199	$346	$774

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect each Fund’s performance. For the twelve-month period ended July 31, 2018, Target Fund’s portfolio turnover rate was 73% of the average value of its portfolio. For the twelve-month period ended December 31, 2017, Acquiring Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

SUMMARY OF REORGANIZATION PROPOSAL

This Combined Prospectus/Proxy Statement provides pertinent information about the Reorganization and Acquiring Fund that a Target Fund shareholder should consider before voting. The following summarizes certain information contained elsewhere in or incorporated by reference into this Combined Prospectus/Proxy Statement. More information about Acquiring Fund is included in the section titled “Information from Acquiring Fund’s May 1, 2018 Prospectus” in this Combined Prospectus/Proxy Statement. You should read the more complete information in the rest of this Combined Prospectus/Proxy Statement, as well as in each Fund’s prospectus, each Fund’s SAI, and each Fund’s semi-annual and annual reports. You also should review the SAI relating to this Combined Prospectus/Proxy Statement. This Combined Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read the entire Combined Prospectus/Proxy Statement before voting.

Overview of the Proposed Reorganization

As you evaluate the Reorganization, please consider the information below. You should review this information carefully.

Investment Strategies and Portfolio Management

•

Following the Reorganization, the Combined Fund will be managed according to the investment objective and strategies of Acquiring Fund. The Funds’ investment strategies are similar, but are not identical. Like Target Fund, Acquiring Fund, under normal conditions, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. Like Target Fund, Acquiring Fund uses a “value” strategy to select investments. In addition, like Target Fund, Acquiring Fund may invest up to 10% of its net assets in foreign companies, including emerging market companies and American Depositary Receipts (“ADRs”). Both Funds are generally subject to similar, but not identical principal risks. A comparison of the principal investment strategies and risks of investing in each of Target Fund and Acquiring Fund is provided in the section titled “Investment Objectives, Principal Investment Strategies, and Principal Risks” in this Combined Prospectus/Proxy Statement.

•

The Funds have different investment objectives, with Target Fund seeking total return and Acquiring Fund seeking capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. Detailed information about Acquiring Fund’s investment objective, strategies, risks, policies, and restrictions is provided in the section titled “Information from Acquiring Fund’s May 1, 2018 Prospectus” in this Combined Prospectus/Proxy Statement.

•	As discussed more fully below, Target Fund’s portfolio repositioning may result in higher capital gain or ordinary dividend distributions to

Target Fund shareholders and therefore result in higher taxes for shareholders who hold Target Fund shares in a taxable account.

•	As part of its repositioning, the Fund may deviate from its investment strategy.

Expense Structures

•

As discussed more fully below, we anticipate that Target Fund shareholders except Target Fund Class F shareholders, will pay the same or lower overall expenses after the Reorganization as shareholders of the Combined Fund, than they currently pay as shareholders of Target Fund. Class F shares of Acquiring Fund are not subject to the same Class F 12b-1 fee waiver of Target Fund; therefore, Class F shareholders of Target Fund are expected to pay higher total annual operating expenses after the Reorganization as shareholders of Class F of the Combined Fund.* In reviewing the information below, you should refer to the fee table applicable to your particular share class under “Fees and Expenses” above. Your estimated expenses as an Acquiring Fund shareholder after the Reorganization are indicated in the “Pro Forma Combined Fund” column of the fee table.

•

Acquiring Fund’s contractual annual management fee rate is 0.75% on the first $200 million of average daily net assets, 0.65% on the next $300 million of average daily net assets, and 0.50% on the Fund’s average daily net assets over $500 million.

•	Target Fund’s contractual annual management fee rate is 0.60% on the first $2 billion of the Fund’s average daily net assets; and 0.55% on the Fund’s average daily net assets over $2 billion.

•	Acquiring Fund’s effective management fee rate for the fiscal year ended December 31, 2017 was 0.54%.

•	Target Fund’s effective management fee rate for the fiscal year ended July 31, 2018 was 0.57%, which includes the effect of a management fee waiver that expired on November 30, 2018.

•

The Funds are subject to the same share class-specific Rule 12b-1 fee rates, except that Class F shares of Acquiring Fund are not subject to the same Class F 12b-1 fee waiver of Target Fund, which is due to expire November 30, 2019.

•

The Funds’ shares are subject to the same sales charges, including a CDSC of 1.00% on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of their purchase and a CDSC of 1.00% on

*	As of October 31, 2018 Class F shareholders of Target Fund hold 10.74% of the net assets of the Fund.

certain Class C shares if they are redeemed before the first anniversary of their purchase.

Performance Histories

•	Performance information for each of Target Fund and Acquiring Fund is located in the section titled “Summary of Reorganization Proposal-Performance” below.

•

Performance for share classes other than Class A will differ from that of Class A due to the different Rule 12b-1 fee each share class bears and, in the case of Classes F3 and R6, different other (i.e., non-management) expenses. For more information about the performance of each class of shares of each Fund, with and without sales charges, please see “Performance” below. A Fund’s past performance is not an indication of future results.

Tax Consequences of Target Fund’s Portfolio Transition and the Reorganization

•

It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. If the Reorganization so qualifies, Target Fund and Target Fund shareholders will not recognize any gain or loss as a direct result of the Reorganization, and the tax basis and holding period of a shareholder’s Target Fund shares will carry over to the shares of Acquiring Fund the shareholder receives in the Reorganization.

•

Despite the expected tax-free nature of the Reorganization itself, the sale of portfolio holdings as part of portfolio repositioning to facilitate the operation of the Combined Fund may cause shareholders of Target Fund to receive higher capital gain or ordinary dividend distributions than they would have received absent the Reorganization and such portfolio turnover. Any capital gains recognized in these transactions on a net basis, as reduced by any available losses, will be distributed to Target Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses) during or with respect to the year of sale, and such distributions will generally be taxable to shareholders. Because the Reorganization will end the tax year of Target Fund, it will accelerate distributions to shareholders from Target Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will include any capital gains resulting from portfolio turnover before consummation of the Reorganization that were not previously distributed, after reduction by any available losses. The amount of capital gain or ordinary dividend distributions will be affected by the extent to which Target Fund repositions its portfolio and the extent to which the Fund realizes gains from the sale of portfolio securities. The tax implications of such distributions to an individual shareholder will depend on whether the shareholder holds Target Fund shares in a taxable account and other factors specific to each shareholder. As of July 31, 2018, Target Fund had approximately $19.6 million in unrealized capital gains.

•	Target Fund and Acquiring Fund did not have any capital loss carryforwards as of June 30, 2018.

Implementation and Effect of the Reorganization

•

As a result of the Reorganization, you will become a shareholder of Acquiring Fund and receive a proportional (“pro rata”) distribution of Acquiring Fund shares (or fractions thereof) of the same class, with the same sales charge structure and Rule 12b-1 fee, receiving the same services, and having the same total value as your investment in Target Fund as of the date of the exchange. When this occurs, you will cease to be a shareholder of Target Fund.

•

The rights of shareholders of Target Fund will generally not change as a result of the Reorganization because the Target Fund and Acquiring Fund are subject to similar legal and regulatory standards, except that the Target Fund shareholders will become shareholders of a Maryland corporation instead of a Delaware Statutory Trust. The differences in shareholder rights are summarized in Exhibit B.

•

The Plan provides for the transfer to Acquiring Fund of all of the assets of Target Fund in exchange for shares of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund. Because the Reorganization will be effected based on each Fund’s net asset value computed in the same manner, the interests of each Fund’s shareholders will not be diluted by the Reorganization. The specific terms of the Reorganization are set forth in the Plan, a copy of which is attached as Exhibit A.

•

The Funds have identical procedures for the purchase, exchange, redemption, and valuation of Fund shares. The Funds have the same distribution policies, except that Target Fund expects to pay dividends from its net investment income at least annually and Acquiring Fund expects to pay such dividends at least semiannually.

•

You will not be charged any sales charges, commissions, or transaction fees in the Reorganization. Any other investment or redemption will be subject to any applicable sales charges. After the Reorganization is completed, any CDSC on the redemption of shares of Acquiring Fund will be calculated from the date of original purchase of Target Fund shares.

•	Each of Target Fund and Acquiring Fund will be responsible for and directly pay its proportionate share (“ratable portion”) of the total

Reorganization expenses, determined based on each Fund’s average net assets as of the Target Fund’s most recent fiscal year end of July 31, 2018, provided that transaction costs attributable to a particular Fund’s disposition of portfolio securities shall be borne and paid directly by that Fund. Reorganization expenses include the cost of hiring a proxy solicitation firm to request and record shareholders’ votes, the cost of preparing, filing, printing, and mailing this Combined Prospectus/Proxy Statement, and related accounting and legal fees. It is estimated that these expenses will total approximately $129,000. Target Fund’s ratable portion of these expenses is estimated to be approximately $40,000, but the actual amount may be higher or lower.

•	Completion of the Reorganization is subject to the approval of Target Fund’s shareholders and other conditions.

•	Subject to shareholder approval, the Reorganization is expected to be effected as soon as practicable following the Meeting.

•	After the Reorganization, Target Fund will be terminated.

•

Purchase or exchange orders for shares of Target Fund received after the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) on the eve of the Reorganization will be deemed purchase or exchange orders for shares of Acquiring Fund.

•	Actual results of the Reorganization may differ from the expected results described in this Combined Prospectus/Proxy Statement.

Board Considerations in Approving the Reorganization

At a meeting of the Board of Equity Trust held on October 30-31, 2018, Lord Abbett recommended that the Board of Equity Trust consider and approve the Reorganization. In connection with the Reorganization, the Board of Equity Trust, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of Target Fund (the “Independent Trustees”), considered written memoranda and other supporting materials provided by Lord Abbett, discussed the potential benefits to the shareholders of each Fund under the Reorganization, and independently evaluated and approved the Reorganization. At the meeting, the Board of Equity Trust considered a number of factors, including but not limited to the following:

•	The compatibility of Target Fund’s investing style, investment objective, strategies, risks, policies, and investment restrictions with those of Acquiring Fund;

•	The relative expense structures and ratios of the Funds and the impact of the Reorganization on those expense structures and expense ratios;

•	The relative investment performance of the Funds;

•	The fact that Target Fund’s investment adviser and other services providers would not change as a result of the Reorganization, although the Combined Fund would be managed by Acquiring Fund’s portfolio managers following the Reorganization;

•	The relative asset sizes of the Funds;

•

The anticipated tax consequences of the Reorganization with respect to Target Fund and its shareholders, including the possibility that portfolio repositioning in connection with the Reorganization would accelerate (and potentially increase) taxable distributions for Target Fund shareholders;

•

The estimated direct costs of the Reorganization and the extent Target Fund would bear such costs, and the extent to which Target Fund might incur other indirect costs associated with the Reorganization; and

•	The potential benefits of the Reorganization for the shareholders of each Fund.

In considering such factors, the Board of Equity Trust received information from Lord Abbett about the business rationale for the proposed Reorganization, the compatibility of the Funds’ investment strategies and policies, the comparative expense structures and expense ratios of the Funds, the relative investment performance of the Funds, the relative asset sizes of the Funds, the costs and anticipated tax consequences of the Reorganization and of portfolio repositioning before and after the Reorganization, and the potential benefits to shareholders of each Fund. The Board of Equity Trust considered that the actual results of the Reorganization may differ from the expected results of the Reorganization. During their deliberations, the Independent Trustees were advised by independent legal counsel, who advised them of applicable law and their duties in considering the Reorganization. The Board of Equity Trust’s considerations and conclusions are summarized below.

The Board of Equity Trust considered that the Reorganization will allow shareholders of Target Fund to continue to invest in a professionally managed fund with similar, but not identical, principal investment strategies and risks, policies, investing styles, and investment restrictions.

The Board of Equity Trust considered Target Fund’s expense structure and expense ratio as of July 31, 2018, taking into account that Target Fund’s expense cap is scheduled to expire on November 30, 2018, and Acquiring Fund’s expense structure and expense ratio as of December 31, 2017. The Board of Equity Trust observed that Acquiring Fund has a lower effective management fee rate than Target Fund. The Board of Equity Trust considered that the Funds are subject to the same share class-specific Rule 12b-1 fee rates, except that Class F shares of Acquiring Fund are not subject to the same Class F 12b-1 fee waiver of Target Fund, which the Board noted is due to expire on November 30, 2019. The Board of Equity Trust took into account Lord Abbett’s assertion that the Combined Fund is expected to have lower or equal total annual operating expenses for all share classes than Target Fund, except for Class F, due to the current Class F 12b-1 fee waiver in effect until November 30, 2019 for Class F shares of Target Fund. The

Board of Equity Trust noted that Class F shareholders of Target Fund will therefore bear higher total annual operating expenses following the Reorganization. The Board of Equity Trust also observed that, because of its larger size, the Combined Fund offers the potential for future economies of scale in its operating expenses.

The Board of Equity Trust considered each Fund’s investment performance in relation to that of its benchmark as of various periods ended August 31, 2018. The Board of Equity Trust considered that Target Fund underperformed its primary benchmark for the one-, three-, and five-year periods, and noted that Target Fund did not have ten years of performance as of August 31, 2018. The Board of Equity Trust further considered that Acquiring Fund underperformed its primary benchmark for the one-, three-, five-, and ten-year periods. The Board of Equity Trust took into account the recent change in the portfolio management team of Acquiring Fund and Lord Abbett’s plan for improving Acquiring Fund’s performance.

The Board of Equity Trust considered the relative asset size of each Fund as of September 30, 2018. The Board of Equity Trust took into account Lord Abbett’s assertion that because of its size and performance record, Target Fund is unlikely to grow and achieve additional economies of scale. The Board of Equity Trust also took into account Lord Abbett’s belief that the larger Combined Fund will have better commercial prospects and will be better positioned to realize additional economies of scale than either Target Fund or Acquiring Fund. The Board of Equity Trust also noted that because the Reorganization would be effected based on the Funds’ relative net asset values per share without the imposition of any sales charge, the Reorganization would not result in the dilution of any shareholder.

The Board of Equity Trust observed that Lord Abbett serves as each Fund’s investment adviser and that the Funds have the same service providers, including their distributor, administrator, custodian, and transfer agent, and each have the same shareholder service arrangements.

The Board of Equity Trust noted that the Target Fund is a series of a registrant organized under Delaware law, and Acquiring Fund is a Maryland Corporation, and considered information provided by Lord Abbett discussing the differences between the rights of shareholders under Delaware and Maryland law.

The Board of Equity Trust considered Lord Abbett’s representation that the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes and also considered the potential tax implications of any portfolio repositioning in connection with the Reorganization. The Board of Equity Trust also took into account Lord Abbett’s representation that it believes there would be no dilution of shareholder interests as a result of the tax characteristics and benefits of the Reorganization. The Board of Equity Trust noted Lord Abbett’s representation that there is portfolio overlap between the Funds and that the portfolio repositioning will take place before the Reorganization, such that any realized gains by Target Fund resulting from the portfolio repositioning would be distributed to Target Fund shareholders in connection with the closing of Target

Fund’s short-taxable year ending on the date of the Reorganization. The Board of Equity Trust considered the likelihood that Target Fund’s portfolio repositioning before the Reorganization would likely accelerate (and potentially increase) taxable distributions for Target Fund shareholders.

The Board of Equity Trust considered the expected costs of the Reorganization, including proxy solicitation costs, printing and mailing cost, accounting fees, legal fees, and potential transaction costs from portfolio repositioning. The Board of Equity Trust took into account Lord Abbett’s assertion that, due in large part to Target Fund’s concentrated shareholder base, the expected costs of the proxy and proxy solicitation are expected to be relatively small compared to the size of the Funds. The Board of Equity Trust weighed these costs against the expected benefits of the Reorganization. The Board of Equity Trust considered Lord Abbett’s recommendation that each Fund will be responsible for and directly pay its ratable portion of the total Reorganization expenses, determined based on each Fund’s average net assets as of Target Fund’s most recent fiscal year ended July 31, 2018. The Board of Equity Trust then weighed alternatives to the Reorganization, including liquidating Target Fund, but concluded that the Reorganization was preferable to those alternatives.

In light of these factors and their fiduciary duty under federal and state law, the Board of Equity Trust, including all of the Independent Trustees, unanimously determined, on behalf of Target Fund, that: (1) the Reorganization is in the best interests of Target Fund and its shareholders; and (2) the Reorganization will not result in a dilution of the interests of Target Fund’s shareholders. In considering whether to approve the Reorganization, the Board of Equity Trust did not identify any single factor as paramount or controlling. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Investment Objectives, Principal Investment Strategies, and Principal Risks

This section describes the similarities and differences between the investment objectives, strategies, and risks of Target Fund and those of Acquiring Fund. For a more complete description of the investment objective, strategies, and risks of Acquiring Fund, you should read the section titled “Information from Acquiring Fund’s May 1, 2018 Prospectus” in this Combined Prospectus/Proxy Statement and Acquiring Fund’s SAI.

The similarities and differences between the principal investment attributes of Target Fund and Acquiring Fund are summarized in the chart below.

As the chart below demonstrates, there are many similarities between Target Fund’s and Acquiring Fund’s respective investment strategies and policies. Under normal conditions, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. Each Fund uses a value strategy to invest in securities of mid-sized companies that the Fund’s portfolio management team believes to be undervalued.

Additionally, each Fund may invest up to 10% of its net assets in foreign companies, including emerging market companies and ADRs. However, while each Fund’s portfolio management team uses fundamental and quantitative analysis to select Fund investments, the Target Fund’s portfolio management team seeks to maintain an investment portfolio with overall industry and sector weightings generally similar to those of the Russell Midcap® Value Index while the Acquiring Fund’s portfolio management team may maintain an investment portfolio with overall industry and sector weightings different from those of the Acquiring Fund’s benchmarks. Each Fund is diversified, meaning that with respect to 75% of each Fund’s total assets, the Fund normally will not purchase a security if, as a result, more than 5% of the Fund’s total assets would be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer. The Funds have similar fundamental and non-fundamental investment restrictions, except as noted in the table below, and similar principal risks, although Target Fund and Acquiring Fund each may be subject to such risks in varying degrees.

The Funds have different investment objectives, with Target Fund seeking total return and Acquiring Fund seeking capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

	Target Fund	Acquiring Fund

Investment Objective	Total return	Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace

Investing Style	Value	Value

Principal Investment Strategies	• Invests principally in mid-sized companies that the Fund’s portfolio management team believes are undervalued.	• Invests in securities of companies that the Fund’s portfolio management team believes have been undervalued by the market.
	• Under normal conditions, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies.	•

Under normal conditions, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies (companies having a market capitalization at the time of purchase within the market capitalization range of companies in the Russell Midcap® Index).

Target Fund		Acquiring Fund

•	Invests up to 10% of its net assets in foreign companies, including emerging market companies and ADRs.	•	Invests up to 10% of its net assets in foreign companies, including emerging market companies and ADRs.
•	Will not invest more than 25% of its assets in securities of issuers in any single industry, except as necessary to approximate industry exposure of the Russell Midcap® Value Index.
•

Defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges. Because ADRs represent exposure to foreign companies, the Fund deems them to be foreign investments even though they trade on U.S. exchanges. Foreign securities may be denominated in the U.S. dollar or other currencies. The Fund may invest without limitation in equity securities of companies that do not meet these criteria but represent economic exposure to foreign markets, including securities of companies that are organized or operated in a foreign country but primarily trade on a U.S. securities exchange.

•

Defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges. Because ADRs represent exposure to foreign companies, the Fund deems them to be foreign investments even though they trade on U.S. exchanges. Foreign securities may be denominated in the U.S. dollar or other currencies. The Fund may invest without limitation in equity securities of companies that do not meet these criteria but represent economic exposure to foreign markets, including securities of companies that are organized or operated in a foreign country but primarily trade on a U.S. securities exchange.

•

Because the Fund generally seeks to maintain an investment portfolio with overall industry and sector weightings that are consistent with those of its benchmark index, it may invest a portion of its assets in real estate investment trusts (“REITs”).

Target Fund		Acquiring Fund

•

Uses fundamental research and quantitative analysis to select investments, while seeking to maintain an investment portfolio with overall industry and sector weightings generally similar to those of Russell Midcap® Value Index.

		•	Uses fundamental research and quantitative analysis to select investments.
•	May engage in active and frequent trading of its portfolio securities in seeking to achieve its investment objective.
•	Under normal conditions, investments primarily include the following types of securities and other financial instruments:	•	Principal investments include the following types of securities and other financial instruments:
•

Equity securities, including common stocks, preferred stocks, equity interests in trusts (including REITs) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund may invest in any security that represents equity ownership in a company. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

•

Equity securities of mid-sized companies. The Fund may invest in any security that represents equity ownership in a company. Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The Fund considers equity securities to include warrants, rights offerings, convertible securities, and investments that convert into the equity securities described above.

	Target Fund	Acquiring Fund

	• Mid-sized companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index.	• Mid-sized companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index.
•

Value companies that the Fund’s portfolio management team believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•

Value companies that the Fund’s portfolio management team believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

Performance Benchmarks	Russell Midcap® Value Index	Russell Midcap® Value Index S&P MidCap 400® Value Index

Diversification Status	Diversified	Diversified

Fundamental Investment Restrictions	Identical to those of Acquiring Fund except the restriction relating to what percentage of assets may be invested in securities of issuers in any particular industry:	Identical to those of Target Fund except the restriction relating to what percentage of assets may be invested in securities of issuers in any particular industry:

Target Fund may not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); except as may be necessary to approximate the industry exposure of the Russell Midcap® Value Index or any similarly managed successor index.

Acquiring Fund may not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities).

Non-Fundamental Investment Restrictions	Identical to those of Acquiring Fund except that Acquiring Fund has two additional non-fundamental investment restrictions (see column to the right).	Identical to those of Target Fund except that Acquiring Fund has two additional non-fundamental investment restrictions. Acquiring Fund may not:

	Target Fund		Acquiring Fund

•

invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the NYSE or NYSE American, LLC or a major foreign exchange; or

•

invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities.

Portfolio Turnover		For the twelve months ended July 31, 2018, Target Fund’s portfolio turnover rate was 73% of the average value of its portfolio.	For the twelve months ended December 31, 2017, Acquiring Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Risks (Described Below)	•	Investment Strategy Risk	•	Portfolio Management Risk
	•	Market Risk	•	Market Risk
	•	Equity Securities Risk	•	Equity Securities Risk
	•	Mid-Sized and Smaller Company Risk	•	Industry and Sector Risk
			•	Mid-Sized Company Risk
	•	Value Investing Risk	•	Value Investing Risk
	•	Foreign and Emerging Market Company Risk	•	Foreign and Emerging Market Company Risk
	•	Real Estate Risk	•	Real Estate Risk
	•	Liquidity/Redemption Risk	•	Liquidity/Redemption Risk
	•	High Portfolio Turnover Risk

	Target Fund		Acquiring Fund

Portfolio Construction Process	•	In selecting investments, focuses on value, fundamental analysis and research and quantitative analysis.	•	Fundamental research and quantitative analysis to select Fund’s investments.
	•	Seeks to maintain an investment portfolio with overall industry and sector weightings generally similar to those of Russell Midcap® Value Index.	•

Uses a continuous and dynamic investment process in building the portfolio for the Fund, including quantitative research to identify stocks that the portfolio management team believes represent attractive valuations, and fundamental research regarding a company’s resources, strategic plans and prospects for growth.

•

May sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons.

•

May sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons.

As noted in the chart above, the Funds are subject to similar, but not the same, principal risks. In evaluating the Reorganization, Target Fund shareholders should carefully consider the risks of investing in Acquiring Fund, which are described immediately below.

The principal risks that could adversely affect Acquiring Fund’s performance, include the following:

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit, and interest rate risk.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

•

Mid-Sized Company Risk: Investments in mid-sized companies may involve greater risks than investments in larger, more established companies. Mid-sized companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to changing economic, market, and industry conditions. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, mid-sized companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-sized company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term, which may affect the Fund’s ability to purchase or sell these securities. Although investing in mid-sized companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. Moreover, different investment styles may shift in and out of favor, depending on market and economic conditions as well as investor sentiment, which may cause the Fund to underperform other funds that employ a different or more diversified style.

•

Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, Global Depositary Receipts (“GDRs”) and other similar depositary receipts. ADRs, GDRs and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market.

Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer.

Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments with economic exposure to emerging markets may be considered speculative and generally are riskier than investments in more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, subject to greater price volatility, have a smaller market capitalization, have less government regulation, and may not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers with economic exposure to emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Real Estate Risk: An investment in a REIT generally is subject to the risks that impact the value of the underlying properties or mortgages of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, extended vacancies, failure to collect rents, the ability of the company to finance property purchases and renovations, changes to the tax laws, failure by the REIT to qualify for favorable tax treatment under the Code, and changes in local, regional, or general economic conditions. REITs also are subject to default or prepayments by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Mortgage REITs may be impacted by the quality of the credit extended. REITs may be more volatile and/or more illiquid than other types of equity securities. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a variety of factors, including economic conditions, market events relating to the issuer of the securities, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

In addition to each Fund’s principal risks, Target Fund and Acquiring Fund are subject to the same additional operational risks, including Cyber Security Risk, Large Shareholder Risk, Operational Risk, Business Continuity, Market Disruption and Geopolitical Risk, and Valuation Risk, as described in the Target Fund’s prospectus.

Federal Income Tax Considerations

The Reorganization itself is not expected to result in any income, gain or loss being recognized for U.S. federal income tax purposes by Target Fund or its shareholders and will not take place unless each Fund receives a satisfactory opinion from Ropes & Gray LLP, counsel to the Funds, substantially to the effect that the Reorganization will be treated as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Notwithstanding the tax-free nature of the Reorganization itself, the disposition of portfolio holdings as part of the portfolio repositioning in connection with the Reorganization may cause shareholders of Target Fund to receive higher capital gain or ordinary dividend distributions than they would have received absent the Reorganization or such portfolio turnover. Any capital gains recognized in these transactions on a net basis, after reduction by any available losses, will be distributed to Target Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses) during or with respect to the year of sale, and such distributions will generally be taxable to shareholders. Because the Reorganization will end the tax year of Target Fund, it will accelerate distributions to shareholders from Target Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will include any capital gains resulting from portfolio turnover before consummation of the Reorganization that were not previously distributed, as reduced by any available losses. The amount of such distributions will be affected by the extent to which Target Fund repositions its portfolio and the extent to which Target Fund realizes gains from the sale of portfolio securities in connection with the Reorganization. The tax implications of such capital gain distributions to an individual shareholder will depend on whether the shareholder holds Target Fund shares in a taxable account and other factors specific to each shareholder. Lord Abbett currently expects that approximately 66% of Target Fund’s portfolio (using values as of November 30, 2018) will be repositioned prior to the Reorganization. As of November 30, 2018, the hypothetical loss resulting from the repositioning is estimated at approximately $11.9 million or 1.78% of Target Fund’s net assets. Lord Abbett estimates that the transaction costs that will be incurred in connection with the repositioning are approximately $198,000.

Shareholders should note that the Reorganization will end the tax year of Target Fund. In accordance with Target Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and to avoid federal income and excise tax at the fund level, Target Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. These distributions will include any capital gains resulting from portfolio turnover before the Reorganization, as reduced by any available losses. Such distributions will be taxable to Target Fund shareholders if they hold Target Fund shares in a taxable account.

For additional information about the tax consequences of the Reorganization, see “More Information about the Reorganization—Material Federal Income Tax Consequences of the Reorganization” below.

Classes of Shares

Target Fund has the following classes of shares: Class A, C, F, F3, I, R2, R3, R4, R5, and R6, each of which invests in the same portfolio, but bears different expenses and receives different levels of dividends. Acquiring Fund has the following classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5, and R6, each of which invests in the same portfolio, but bears different expenses and receives different levels of dividends. The Funds’ share-specific fee structure is the same. If the Reorganization is completed, Target Fund shareholders will receive the same class of shares in Acquiring Fund as they currently own in Target Fund.

Purchases, Exchanges, Redemptions, and Valuation of Fund Shares

Procedures for the purchase, exchange, redemption, and valuation of shares of Target Fund and Acquiring Fund are identical. Acquiring Fund shares are available through certain authorized dealers at the public offering price, which is the net asset value (“NAV”) plus any applicable sales charge. In accordance with Target Fund’s prospectus, shareholders of Target Fund may exchange their shares for shares of Acquiring Fund or certain other Lord Abbett-sponsored funds at any time before the Reorganization; however, each such exchange will represent a sale of shares for which a shareholder may recognize a taxable gain or loss. In contrast, no gain or loss will be recognized by shareholders of Target Fund upon the exchange of their Target Fund shares for shares of Acquiring Fund received as a result of the Reorganization. More information about procedures for purchases, exchanges, redemptions and valuation of Acquiring Fund shares is available in the section titled “Information from Acquiring Fund’s May 1, 2018 Prospectus” in this Combined Prospectus/Proxy Statement.

Dividend Policies

Acquiring Fund expects to pay dividends from its net investment income at least semiannually and distribute any net capital gains annually. Target Fund expects to pay dividends from its net investment income and distribute any net capital gains annually. Detailed information about Acquiring Fund’s distribution policies is included in the section titled “Information from Acquiring Fund’s May 1, 2018 Prospectus” in this Combined Prospectus/Proxy Statement.

Capitalization

The following table sets forth the capitalization of Target Fund and Acquiring Fund as of June 30, 2018 and the pro forma capitalization of the Combined Fund if the proposed Reorganization had occurred on such date. The following table is for informational purposes only and should not be relied upon to determine the amount of Acquiring Fund shares that actually will be received and distributed in the Reorganization. The actual exchange ratio will be determined based on each Fund’s relative NAVs and the number of shares of Target Fund outstanding on or about the date on which the Reorganization is completed (the “Closing Date”).

	Lord Abbett Calibrated Mid Cap Value Fund (Target Fund)	Lord Abbett Mid Cap Stock Fund, Inc. (Acquiring Fund)	Pro Forma Adjustments		Lord Abbett Mid Cap Stock Fund, Inc. (Pro Forma Combined Fund)
Class A Net Assets	$91,802,067	$1,088,424,761	(61,464	)(1)	$1,180,165,364
Class A Net Asset Value	$21.60	$29.68			$29.67
Class A Shares Outstanding	4,249,635	36,677,288	(1,156,127	)(2)	39,770,796
Class C Net Assets	$43,754,945	$38,181,184	(4,267	)(1)	$81,931,862
Class C Net Asset Value	$21.13	$27.49			$27.49
Class C Shares Outstanding	2,071,074	1,388,928	(479,388	)(2)	2,980,614
Class F Net Assets	$93,118,795	$119,499,523	(11,073	)(1)	$212,607,245
Class F Net Asset Value	$21.66	$29.45			$29.45
Class F Shares Outstanding	4,299,054	4,058,002	(1,136,897	)(2)	7,220,159
Class F3 Net Assets	$3,199,977	$22,728,622	(1,350	)(1)	$25,927,249
Class F3 Net Asset Value	$21.69	$29.56			$29.56
Class F3 Shares Outstanding	147,563	768,779	(39,326	)(2)	877,016
Class I Net Assets	$515,847,940	$306,426,821	(42,823	)(1)	$822,231,938
Class I Net Asset Value	$21.68	$29.48			$29.48
Class I Shares Outstanding	23,788,626	10,395,493	(6,288,547	)(2)	27,895,572
Class P Net Assets	$–	$56,460,860	(2,940	)(1)	$56,457,920
Class P Net Asset Value	$–	$28.74			$28.74
Class P Shares Outstanding	–	1,964,387	–		1,964,387
Class R2 Net Assets	$1,642,467	$7,600,198	(481	)(1)	$9,242,184
Class R2 Net Asset Value	$21.61	$29.13			$29.13
Class R2 Shares Outstanding	75,992	260,927	(19,603	)(2)	317,316
Class R3 Net Assets	$5,264,405	$26,595,566	(1,659	)(1)	$31,858,312
Class R3 Net Asset Value	$21.62	$29.33			$29.33
Class R3 Shares Outstanding	243,534	906,736	(64,052	)(2)	1,086,218
Class R4 Net Assets	$4,181,194	$20,319,576	(1,276	)(1)	$24,499,494
Class R4 Net Asset Value	$21.53	$29.57			$29.57
Class R4 Shares Outstanding	194,164	687,171	(52,764	)(2)	828,571
Class R5 Net Assets	$4,447,753	$558,744	(261	)(1)	$5,006,236
Class R5 Net Asset Value	$21.68	$29.47			$29.47
Class R5 Shares Outstanding	205,133	18,957	(54,230	)(2)	169,860
Class R6 Net Assets	$6,284,509	$20,709,190	(1,406	)(1)	$26,992,293
Class R6 Net Asset Value	$21.69	$29.57			$29.57
Class R6 Shares Outstanding	289,764	700,401	(77,217	)(2)	912,948
Total Net Assets	$769,544,052	$1,707,505,045	$(129,000)		$2,476,920,097
Total Shares Outstanding	35,564,539	57,827,069	(9,368,151)		84,023,457

(1)	Adjustment reflects estimate proxy solicitation and reorganization cost.

(2)	Adjustment reflects additional shares issued in connection with the Reorganization.

Performance

Target Fund

The bar chart and table below provide some indication of the risks of investing in Target Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. Target Fund’s past performance reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Target Fund’s past performance, before and after taxes, is not necessarily an indication of how Target Fund will perform in the future. No performance is shown for Class F3 shares because this class has not completed a full calendar year of operations as of December 31, 2017.

The bar chart shows changes in the performance of Target Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for Target Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares*

Best Quarter 1st Q ’13 +15.10%	Worst Quarter 3rd Q ’15 -9.81%

*	The total return for the Fund’s Class A shares for the nine-month period from January 1, 2018 to September 30, 2018 was 2.68%.

The table below shows how Target Fund’s average annual total returns compare to the returns of the Russell Midcap® Value Index, a securities market index with investment characteristics similar to those of Target Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	4.48%	12.10%	12.94%

After Taxes on Distributions	1.91%	9.17%	10.28%

After Taxes on Distributions and Sales of Fund Shares	3.38%	8.43%	9.33%

Class C Shares	9.01%	12.59%	13.21%	12/29/2011

Class F Shares	11.10%	13.63%	14.25%	12/29/2011

Class I Shares	11.08%	13.71%	14.35%	12/29/2011

Class R2 Shares	10.45%	13.14%	13.79%	12/29/2011

Class R3 Shares	10.53%	13.25%	13.89%	12/29/2011

Class R4 Shares	10.80%	–	7.61%	6/30/2015

Class R5 Shares	11.08%	–	7.87%	6/30/2015

Class R6 Shares	11.13%	–	7.88%	6/30/2015

Index

Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	13.34%	14.68%	15.21% 10.70%	12/29/2011 6/30/2015

Acquiring Fund

The bar chart and table below provide some indication of the risks of investing in Acquiring Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. Acquiring Fund’s past performance reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Acquiring Fund’s past performance, before and after taxes, is not necessarily an indication of how Acquiring Fund will perform in the future. No performance is shown for Class F3 shares because this class has not completed a full calendar year of operations as of December 31, 2017.

The bar chart shows changes in the performance of Acquiring Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for Acquiring Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ‘09 +19.50%	Worst Quarter 3rd Q ‘11 -22.38%

*	The total return for the Fund’s Class A shares for the nine-month period from January 1, 2018 to September 30, 2018 was 3.29%.

The table below shows how Acquiring Fund’s average annual total returns compare to the returns of the Russell Midcap® Value Index and the S&P MidCap 400®  Value Index, which are securities market indices with investment characteristics similar to those of Acquiring Fund. Acquiring Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or IRAs. After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	0.88%	10.54%	5.74%	–

After Taxes on Distributions	0.07%	10.21%	5.44%	–

After Taxes on Distributions and Sale of Fund Shares	0.83%	8.29%	4.54%	–

Class C Shares	5.25%	11.05%	5.65%	–

Class F Shares	7.20%	12.05%	6.60%	–

Class I Shares	7.29%	12.17%	6.70%	–

Class P Shares	6.84%	11.74%	6.27%	–

Class R2 Shares	6.68%	11.50%	–	7.81%	3/31/2008

Class R3 Shares	6.76%	11.61%	–	7.92%	3/31/2008

Class R4 Shares	7.04%	–	–	6.77%	6/30/2015

Class R5 Shares	7.30%	–	–	7.02%	6/30/2015

Class R6 Shares	7.40%	–	–	7.15%	6/30/2015

Index

Russell Midcap® Value Index (reflects no deduction for sales charges or taxes)	13.34%	14.68%	9.10%	10.36% 10.70%	3/31/2008 6/30/2015

S&P MidCap 400® Value Index (reflects no deduction for fees, expenses, or taxes)	12.32%	14.83%	9.46%	10.73% 11.23%	3/31/2008 6/30/2015

Disclosure of Portfolio Holdings

Each Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings are identical. A description of such policies is available in each Fund’s SAI. Further information is available at www.lordabbett.com.

Management and Organization of the Funds

The Board and the Board of Mid Cap Stock Fund are each composed of the same members. The Board oversees the management of the business and affairs of Target Fund, and the Board of Mid Cap Stock Fund oversees the management of the business and affairs of Acquiring Fund. Each board meets regularly to review each respective Fund’s portfolio investments, performance, expenses, and operations. Each board appoints officers who are responsible for the day-to-day operations of each respective Fund and who execute policies authorized by such Board. At least 75 percent of the members of each board are not “interested persons,” as defined in the 1940 Act.

Investment Adviser. Each Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes, and manages approximately $169.3 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including approximately $1.5 billion for which Lord Abbett provides investment models to managed account sponsors as of September 30, 2018.

Portfolio Managers. The portfolio managers who are jointly and primarily responsible for the day-to-day management of each Fund are identified below. Each Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. Each Fund’s SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Target Fund

Portfolio Manager/Title	Member of Target Fund’s Investment Management Team Since	Biography

Walter H. Prahl, Partner and Director	2011	Mr. Prahl joined Lord Abbett in 1997.

Marc Pavese, Partner and Portfolio Manager	2011	Mr. Pavese joined Lord Abbett in 2008.

Walter H. Prahl, Partner and Director, heads the Fund’s team. Assisting Mr. Prahl is Marc Pavese, Partner and Portfolio Manager. Messrs. Prahl and Pavese are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Prahl and Pavese joined Lord Abbett in 1997 and 2008, respectively, and have been members of the Fund’s portfolio management team since inception.

Acquiring Fund

Portfolio Manager/Title	Member of Acquiring Fund’s Investment Management Team Since	Biography

Eli Rabinowich, Portfolio Manager	2018	Mr. Rabinowich joined Lord Abbett in 2018.

Jeff D. Diamond, Portfolio Manager	2008	Mr. Diamond joined Lord Abbett in 2007.

So Young Lee, Portfolio Manager	2018	Ms. Lee joined Lord Abbett in 2013.

Eli Rabinowich, Portfolio Manager, heads the Fund’s team. Mr. Rabinowich joined Lord Abbett in 2018 and has been a member of the Fund’s portfolio management team since 2018. Mr. Rabinowich was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from 2004-2018. Assisting Mr. Rabinowich are Jeff D. Diamond, Portfolio Manager, and So Young Lee,

Portfolio Manager. Mr. Diamond and Ms. Lee joined Lord Abbett in 2007 and 2013, respectively, and have been members of the Fund’s team since 2008 and 2018, respectively. Messrs. Rabinowich and Diamond and Ms. Lee are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on each Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

Target Fund

Lord Abbett is entitled to a management fee for Target Fund as calculated at the following annual rate:

0.60% on the first $2 billion of the Fund’s average daily net assets; and
0.55% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended July 31, 2018, the effective annual rate of the fee paid to Lord Abbett, net of a management fee waiver, was 0.57% for Target Fund. If this waiver had not been in effect, Target Fund’s effective management fee rate would have been higher.

Acquiring Fund

Lord Abbett is entitled to a management fee for Acquiring Fund as calculated at the following annual rates:

0.75% on the first $200 million of average daily net assets;
0.65% on the next $300 million of average daily net assets; and
0.50% on the Fund’s average daily net assets over $500 million.

For the fiscal year ended December 31, 2017, the effective annual rate of the fee paid to Lord Abbett was 0.54% for Acquiring Fund.

Both Funds

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund’s average daily net assets. Each Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year each of the Board and the Board of Mid Cap Stock Fund considers whether to approve the continuation of the existing management and administrative services agreements between Target Fund and Lord Abbett, and Acquiring Fund and Lord Abbett, respectively. A discussion regarding the basis for the Board’s approval is available in Target Fund’s semi-annual report to shareholders for the six-month period ended January 31, 2018, and a discussion regarding the basis for the Board of Mid Cap Stock Fund’s approval is available in Acquiring Fund’s annual report to shareholders for the fiscal year ended December 31, 2017.

The Board unanimously recommends that you vote “FOR” the
approval of the Reorganization.

MORE INFORMATION ABOUT THE REORGANIZATION

Description of the Reorganization

On or about the Closing Date, if the conditions discussed below are met, Target Fund will transfer all of its assets to Acquiring Fund in exchange for shares of Acquiring Fund having an aggregate value equal to the aggregate value of the assets, less any liabilities, of Target Fund and the assumption by Acquiring Fund of all the liabilities of Target Fund. Target Fund will distribute as of the Closing Date such shares pro rata to its shareholders of record, determined as of the close of business on the Closing Date, in exchange for their shares of Target Fund. The NAV of such shares, the value of Target Fund’s assets, and the amount of Target Fund’s liabilities will be determined as of the Closing Date in accordance with Acquiring Fund’s valuation procedures, which are the same as those of Target Fund.

Target Fund has sold and will continue to sell some of its portfolio securities before the Reorganization, reinvesting the proceeds in other securities consistent with its investment objective. In addition, Target Fund expects to sell and purchase portfolio securities in order to more closely align its portfolio with that of Acquiring Fund. As part of its repositioning, the Fund may deviate from its investment strategy. The tax impact of any such sales will depend on the difference between the price at which Target Fund sells portfolio securities and Target Fund’s basis in those securities. Target Fund may recognize capital gains on such sales, which would result in a pre-Reorganization taxable distribution to Target Fund shareholders that would exceed the amount of taxable distributions they would have received absent the Reorganization. In addition, before the Reorganization, Target Fund expects to pay a final dividend that will have the effect of distributing all of its undistributed investment company income and net realized capital gains to its shareholders, including any such gains resulting from the sale of portfolio securities discussed above.

Each Fund’s obligation to complete the Reorganization is subject to the satisfaction of certain conditions, including: (1) approval of a “majority of the outstanding voting securities,” as defined under the 1940 Act, of Target Fund; and (2) receipt of a favorable opinion of legal counsel as to the federal income tax consequences of the Reorganization as described below under “Material Federal Income Tax Consequences of the Reorganization.” A majority of the outstanding voting securities for these purposes means the lesser of: (1) 67% or more of the voting shares of Target Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy; or (2) more than 50% of the outstanding voting shares of Target Fund.

This summary of the Reorganization is not comprehensive and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, a copy of which is attached as Exhibit A.

Material Federal Income Tax Consequences of the Reorganization

The following is a summary of the anticipated material federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS, and other applicable authorities, all as in effect on the date of this Combined Prospectus/ Proxy Statement and all of which are subject to change and to differing interpretations (possibly with retroactive effect). This summary is limited to U.S. persons who hold shares of Target Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons who may be subject to special treatment under federal income tax laws. You should consult your tax advisor as to the federal income tax consequences to you of the Reorganization, as well as the effects of state, local, and foreign tax laws.

The Reorganization is intended to qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. As a condition to the closing of the Reorganization, Target Fund and Acquiring Fund will receive an opinion from Ropes & Gray LLP to the effect that, although the matter is not free from doubt, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

i.

The acquisition by Acquiring Fund of all the assets of Target Fund solely in exchange for the issuance of Acquiring Fund shares to Target Fund and the assumption of all the liabilities of Target Fund by Acquiring Fund, followed by the distribution by Target Fund, in liquidation of Target Fund, of Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund Shares and the termination of Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code;

ii.

Under Sections 361 and 357 of the Code, Target Fund will not recognize any gain or loss upon the transfer of all of its assets to Acquiring Fund pursuant to the Plan in exchange solely for shares of Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund shares by Target Fund to its shareholders in liquidation of Target Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

iii.	Under Section 354 of the Code, Target Fund shareholders will not recognize any gain or loss upon the exchange of their Target Fund shares for Acquiring Fund shares;

iv.

Under Section 358 of the Code, the aggregate basis in Acquiring Fund shares that Target Fund shareholders receive in exchange for their Target Fund shares will be the same as the aggregate basis of Target Fund shares exchanged therefor;

v.

Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for Acquiring Fund shares received pursuant to the Plan will include the shareholder’s holding period for Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as capital assets on the date of the exchange;

vi.

Under Section 1032 of the Code, Acquiring Fund will not recognize any gain or loss upon the receipt of the assets of Target Fund solely in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

vii.

Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund will be the same as Target Fund’s tax basis immediately before the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above;

viii.

Under Section 1223(2) of the Code, the holding period of each asset of Target Fund in the hands of Acquiring Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for U.S. federal income tax purposes as held by Target Fund; and

ix.

Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

In rendering such opinion, Ropes & Gray LLP will rely upon, among other things, reasonable assumptions as well as representations of Acquiring Fund and Target Fund, and such opinion will be subject to certain qualifications and will provide that it is not free from doubt. No tax ruling has been requested from the IRS in connection with the Reorganization. The tax opinion is not binding on the IRS or a court, and does not preclude the IRS from asserting or adopting a contrary position. If the Reorganization were consummated but did not qualify as a tax-free reorganization, Target Fund shareholders would recognize a taxable gain or loss equal to the difference between their tax basis in their Target Fund shares and the fair market value of the shares of Acquiring Fund received.

Target Fund’s portfolio management team will sell a portion of Target Fund’s portfolio securities in connection with the Reorganization. It is possible that such transactions will generate capital gains. Any capital gains recognized in these sales on a net basis will be distributed, after reduction by any available losses, to Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses). As of July 31, 2018, Target Fund did not have any capital loss carryover to offset any such gains.

Shareholders should note that the Reorganization will end the tax year of Target Fund, which will accelerate distributions from Target Fund for its short tax year ending on the date of the Reorganization. In accordance with Target Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, Target Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. These distributions will include any capital gains resulting from portfolio turnover before the Reorganization after reduction by any available losses. Consequently, Target Fund shareholders might receive higher capital gain and ordinary dividend distributions than they would have received absent such portfolio turnover. Such distributions will be taxable to Target Fund shareholders to the extent the shares are held in a taxable account.

Shareholders of Target Fund may redeem their Target Fund shares at any time before the closing of the Reorganization. Generally, shares so redeemed will be considered taxable transactions. Shareholders should consult with their tax advisors regarding the tax implications of potential transactions.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, “pre-acquisition losses” of either Acquiring Fund or Target Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund.

Second, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, Target Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the Combined Fund resulting from the Reorganization will have tax attributes that reflect a blending of the tax attributes of Acquiring Fund and Target Fund at the time of the Reorganization (including as affected by the rules set forth above). Therefore, the shareholders of Target Fund will receive a proportionate share of any “built-in” (unrealized) gains in Acquiring Fund’s assets, as well as any taxable gains realized by Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by Acquiring Fund. As a result, shareholders of Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. Any pre-acquisition losses of Target Fund, if any (whether realized or unrealized), remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses, if any, to Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the Combined Fund following the Reorganization, and consequently the extent to which the Combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the effect of the rules described above will depend on factors that are currently unknown, such that this effect cannot be calculated precisely before the Reorganization.

The federal income tax consequences described above are made without regard to the particular facts and circumstances of any particular shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

Expenses of the Reorganization

Each of Target Fund and Acquiring Fund will be responsible for and directly pay its ratable portion of the total Reorganization expenses, determined based on each Fund’s average net assets as of the Target Fund’s most recent fiscal year end of July 31, 2018, provided that transaction costs attributable to a particular Fund’s disposition of portfolio securities shall be borne and paid directly by that Fund. Reorganization expenses include the cost of hiring a proxy solicitation firm to request and record shareholders’ votes, the cost of preparing, filing, printing, and mailing this Combined Prospectus/Proxy Statement, and related accounting and legal fees. It is estimated that these expenses will total approximately $129,000. Target Fund’s ratable portion of these expenses is estimated to be approximately $40,000, but the actual amount may be higher or lower.

ADDITIONAL INFORMATION

Solicitation Method

This Combined Prospectus/Proxy Statement is being furnished to Target Fund shareholders in connection with the solicitation of proxies on behalf of the Board for the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Additional solicitations may be made by telephone, email, or personal contact by officers or employees of Lord Abbett and its affiliates. Computershare Fund Services, a proxy solicitation firm, has been retained to contact shareholders to obtain their votes for the Meeting. Target Fund also may request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy material to the beneficial owners of Target Fund’s shares.

Authorizations for another person to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to verify his or her identity, and to confirm that the shareholder has received the Combined Prospectus/Proxy Statement and proxy card in the mail. Except for votes cast by automated telephonic voting, within 72 hours of receiving a shareholder’s telephonic voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. In the case of voting instructions electronically transmitted by the Internet, a confirmation will be sent only if specifically requested by the shareholder.

Shareholders requiring further information as to telephonic or electronically transmitted voting instructions or the proxy generally should call 866-525-2664.

Voting Information

Only shareholders of Target Fund as of the Record Date may vote on the proposal. The presence in person or by proxy of the holders of one-third of the outstanding shares of Target Fund entitled to vote is required to constitute a quorum of the Meeting.

Approval of the Reorganization will require the affirmative vote of a “majority of the outstanding voting securities” of Target Fund, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (1) 67% or more of the total number of shares of all classes of Target Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting; or (2) more than 50% of the total number of the outstanding shares of all classes of Target Fund. The Reorganization will be approved only if a sufficient number of votes are cast “FOR” the Reorganization.

With regard to any other business matters that may properly come before the Meeting, the persons named in the enclosed proxy card intend to vote in accordance with their discretion.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of Target Fund held as of the Record Date.

For purposes of determining the presence of a quorum and for determining whether sufficient votes have been received for approval of a proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner on a particular proposal for which the brokers or nominees do not have discretion to vote) will be treated as shares that are present at the Meeting but which have not been voted. For this reason, abstentions and broker non-votes will assist Target Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of each proposal.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, or if the shareholder votes via the Internet or by telephone before the Meeting, the named proxies will vote the shares represented by the proxy in accordance with the shareholder’s instructions. Unless revoked in the manner described below, all valid proxies will be voted in accordance with the specifications on them.

Adjournment of the Meeting

If Target Fund does not receive sufficient votes to hold the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered, among others deemed relevant by the persons designated as proxies: the percentage of votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation and any information to be provided to shareholders for such solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy (whether or not sufficient to constitute a quorum) and entitled to vote at the Meeting. The persons named as proxies will vote on an adjournment after considering the best interests of all Target Fund shareholders. Any authorized voting instructions will be valid for any adjournment of the Meeting.

Revocation of Proxies

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Target Fund a written notice of revocation or subsequently executed proxy, or by attending the Meeting and voting in person.

Voting Shares

The table below sets forth the number of shares of Target Fund issued and outstanding at the close of business on the Record Date.

Class	Number of Shares Outstanding
Class A	4,221,354.5170
Class C	2,113,552.1280
Class F	3,676,079.3370
Class F3	163,176.0600
Class I	24,397,821.1800
Class R2	62,094.2180
Class R3	294,017.5240
Class R4	205,344.4540
Class R5	202,922.4310
Class R6	280,305.5680

Principal Shareholders of Target Fund and Acquiring Fund

Shareholders beneficially owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of the Record Date, to the best of our knowledge, no record holders held 25% or more of each Fund’s outstanding shares.

Target Fund. As of the Record Date, Target Fund’s officers and trustees, as a group, owned approximately 3.03% Class A shares, 7.32% Class R6 shares and less than 1% of each other class of the Target Fund’s outstanding shares.

To the knowledge of the Board, as of the Record Date, other than as set forth below, no shareholder or group (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) owns beneficially or of record more than 5% of the outstanding shares of Target Fund:

Name and Address	Class	Percent of Class of Target Fund	Estimated Percent of Combined Fund Post Merger

American Enterprise Investment SVC	Class C	7.09%	4.43%
707 2nd Avenue S	Class F	14.37%	7.17%
Minneapolis, MN 55402-2405

Ascensus Trust Company FBO	Class R6	22.65%	5.05%
Schreck Rose Dapello & Adams LLP
PO Box 10758
Fargo, ND 58106-0758

Name and Address	Class	Percent of Class of Target Fund	Estimated Percent of Combined Fund Post Merger

Capital Bank & Trust Company TTEE	Class R4	15.05%	4.64%
US Renal Care Inc. Profit Sharing PL 8515 E. Orchard Road, #2T2 Greenwood Village, CO 80111-5002

Charles Schwab & Co Inc.	Class A	6.07%	2.38%
Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105-1905	Class C	7.30%	5.37%

Edward D. Jones & Co.	Class A	18.17%	29.02%
For the Benefit of Customers	Class F3	96.60%	98.30%
12555 Manchester Road St. Louis, MO 63131-3279

Great-West Trust Co LLC	Class R3	10.93%	2.14%
TR F Employee Benefits Clients 401k	Class R6	11.50%	2.57%
8515 E Orchard Road #2T2 Greenwood Village, Co 80111-5002

Lord Abbett Multi-Asset Balanced Opportunity Fund	Class I	32.82%	29.32%
90 Hudson Street Jersey City, NJ 07302-3900

Lord Abbett Multi-Asset Income Fund	Class I	27.64%	29.23%
90 Hudson Street Jersey City, NJ 07302-3900

Lord Abbett Multi-Asset Growth Fund	Class I	26.94%	26.82%
90 Hudson Street Jersey City, NJ 07302-3900

LPL Financial	Class F	10.78%	7.08%
Omnibus Customer Account
9785 Towne Centre Drive San Diego, CA 92121-1968

Mid Atlantic Trust Co FBO	Class R2	7.04%	0.58%
Spirit Services 401K PSP & Trust 1251 Waterfront PL STE 525 Pittsburgh, PA 15222-4228

MLPF&S For The Sole Benefit of Its Customers	Class A	11.65%	8.79%
4800 Deer Lake Drive E, Fl 3	Class C	4.86%	5.83%
Jacksonville, FL 32246-6484	Class F	16.67%	18.84%
	Class R2	89.51%	88.37%
	Class R4	78.58%	23.23%
	Class R5	49.04%	43.59%
	Class R6	44.99%	41.78%

Morgan Stanley Smith Barney	Class C	6.43%	6.45%
Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class F	6.59%	9.04%

National Financial Services LLC	Class A	7.94%	5.53%
FEBO Customers	Class C	6.30%	5.08%
200 Liberty Street #1WFC	Class F	8.30%	6.59%
New York, NY 10281-1003

Name and Address	Class	Percent of Class of Target Fund	Estimated Percent of Combined Fund Post Merger

Nationwide Trust Co FSB	Class R5	48.37%	42.99%
C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029

PAI Trust Company Inc. Chesterfield Holding Company 1300 Enterprise Drive De Pere, WI 54115-4934	Class R3	5.12%	1.00%

Pershing LLC	Class A	10.22%	4.51%
1 Pershing Plaza	Class C	12.67%	10.28%
Jersey City, NJ 07399-0002	Class F	10.77%	8.07%

Raymond James	Class A	6.91%	2.72%
Omnibus for Mutual Funds	Class C	10.21%	7.74%
880 Carillon Parkway	Class F	9.00%	8.86%
St. Petersburg, FL 33716-1100

Sammons Financial Network LLC	Class R3	55.23%	10.81%
FBO Various Accounts 4546 Corporate Drive Ste 100 West Des Moines, IA 50266-5911

UBS WM USA	Class F	15.06%	22.46%
Omni Account M/F SPEC CDY A/C EBOC UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086-6761

Voya Retirement Ins and Annuity Co	Class R6	9.95%	2.22%
One Orange Way, B3 NWindsor, CT 06095-4773

Wells Fargo Clearing Services LLC	Class A	7.47%	7.59%
Special Custody Account for the	Class C	23.07%	19.16%
Exclusive Benefit of the Customer 2801 Market Street Saint Louis, MO 63103-2523

Acquiring Fund. As of the Record Date, Acquiring Fund’s officers and trustees, as a group, owned less than 1% of each class of the Acquiring Fund’s outstanding shares.

To the knowledge of the Board, as of the Record Date, other than as set forth below, no shareholder or group (as that term is used in Section 13(d) of the 1934 Act) owns beneficially or of record more than 5% of the outstanding shares of Acquiring Fund:

Name and Address	Class	Percent of Class of Acquiring Fund	Estimated Percent of Combined Fund Post Merger

American Enterprise Investment SVC	Class C	1.26%	4.43%
707 2nd Avenue S	Class F	2.59%	7.17%
Minneapolis, MN 55402-2405

Name and Address	Class	Percent of Class of Acquiring Fund	Estimated Percent of Combined Fund Post Merger

Capital Bank & Trust Co	Class R3	5.77%	4.64%
TR Chickasaw Holding Co Employees401K C/O Fascore LLC 8515 E Orchard Road #2T2 Greenwood Village, CO 80111-5002

Charles Schwab & Co Inc.	Class A	2.08%	2.38%
Special Custody Account	Class C	3.08%	5.37%
FBO Customers 211 Main Street San Francisco, CA 94105-1905

Edward D. Jones & Co.	Class A	29.88%	29.02%
For the Benefit of Customers	Class C	8.59%	5.20%
12555 Manchester Road	Class F3	98.55%	98.30%
St. Louis, MO 63131-3279

Great-West Trust Co LLC	Class R4	69.23%	54.45%
TTEE Recordkeeping For Various Benefit C/O Mutual Fund Trading 8515 E Orchard Road #2T2 Greenwood Village, Co 80111-5002

Lord Abbett Multi-Asset Balanced Opportunity	Class I	31.84%	29.32%
Fund 90 Hudson Street Jersey City, NJ 07302-3900

Lord Abbett Multi-Asset Income Fund	Class I	31.84%	29.23%
90 Hudson Street Jersey City, NJ 07302-3900

Lord Abbett Multi-Asset Growth Fund	Class I	26.62%	26.82%
90 Hudson Street Jersey City, NJ 07302-3900

LPL Financial	Class F	4.73%	7.08%
Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968

MLPF&S For The Sole Benefit of Its Customers	Class A	8.56%	8.79%%
4800 Deer Lake Drive E, Fl 3	Class C	6.98%	5.83%
Jacksonville, FL 32246-6484	Class F	20.22%	18.84%
	Class R2	88.27%	88.37%
	Class R4	8.21%	23.23%
	Class R6	40.86%	41.78%

Morgan Stanley Smith Barney	Class A	5.36%	5.31%
Harborside Financial Center	Class C	6.48%	6.45%
Plaza II, 3rd Floor	Class F	10.60%	9.04%
Jersey City, NJ 07311

National Financial Services LLC	Class P	9.07%	9.07%
499 Washington Blvd	Class R6	13.40%	10.41%
Jersey City, NJ 07310-1995

National Financial Services LLC	Class A	5.33%	5.53%
FEBO Customers	Class C	3.63%	5.08%
200 Liberty Street #1WFC	Class F	5.50%	6.59%
New York, NY 10281-1003

Name and Address	Class	Percent of Class of Acquiring Fund	Estimated Percent of Combined Fund Post Merger

Nationwide Trust Co FSB	Class R5	97.63%	10.86%
C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029

Pershing LLC	Class A	4.05%	4.51%
1 Pershing Plaza	Class C	7.43%	10.28%
Jersey City, NJ 07399-0002	Class F	6.35%	8.07%

Raymond James	Class A	2.38%	2.72%
Omnibus for Mutual Funds	Class C	4.80%	7.74%
880 Carillon Parkway	Class F	8.76%	8.86%
St. Petersburg, FL 33716-1100

Talcott Resolutions Life Insurance Company	Class P	69.67%	69.67%
PO Box 5051 Hartford, CT 06102-5051	Class R3	8.78%	7.06%

UBS WM USA	Class F	27.16%	22.46%
Omni Account M/F SPEC CDY A/C EBOC UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086-6761

Wells Fargo Clearing Services LLC	Class A	7.60%	7.59%
Special Custody Account for the	Class C	14.51%	19.16%
Exclusive Benefit of the Customer	Class I	9.75%	6.48%
2801 Market Street Saint Louis, MO 63103-2523

Shareholder Rights

The Target Fund is a series of a Delaware statutory trust and the Acquiring Fund is a Maryland corporation. Delaware statutory trusts and Maryland corporations differ in certain respects. The differences in shareholder rights are summarized in Exhibit B.

Target Fund shareholders have the right to redeem their shares at NAV (minus any applicable sales charges) at any time until the Closing Date. Thereafter, shareholders may redeem shares of Acquiring Fund acquired by them in the Reorganization at the NAV of such shares (minus any applicable sales charges).

Acquiring Fund and Target Fund are subject to the information requirements of the 1940 Act, and accordingly file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information filed by the Funds can be inspected and copied at prescribed rates at the public reference facilities of the SEC at 100 F Street, NE, Washington, DC. Copies of such material also can be obtained from the SEC’s website at www.sec.gov or by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549, at prescribed rates. These materials can also be inspected and copied at the following SEC regional offices: Atlanta Regional Office: 3475 Lenox Road, NE., Suite 1000, Atlanta, GA 30326-1232; Boston Regional Office: 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; Chicago

Regional Office: 175 West Jackson Boulevard, Suite 900, Chicago, IL 60604-2908; Denver Regional Office: 1801 California Street, Suite 1500, Denver, CO 80202-2656; Fort Worth Regional Office: Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102-6882; Los Angeles Regional Office: 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; Miami Regional Office: 801 Brickell Avenue, Suite 1800, Miami, FL 33131-4901; New York Regional Office: 3 World Financial Center, Suite 400, New York, NY 10281-1022; Philadelphia Regional Office: 701 Market Street, Suite 2000, Philadelphia, PA 19106-1532; Salt Lake City Regional Office: 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101-1573; and San Francisco Regional Office: 44 Montgomery Street, Suite 2600, San Francisco, CA 94104-4716.

FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional information about the Funds (including their respective financial statements) is available in each Fund’s prospectus, each Fund’s SAI, each Fund’s semi-annual and annual reports, and in the section of this Combined Prospectus/Proxy Statement titled “Information from Acquiring Fund’s May 1, 2018 Prospectus.”

FINANCIAL HIGHLIGHTS

These tables describe Acquiring Fund’s performance for the fiscal periods indicated. “Total Return” shows how much your investment in Acquiring Fund would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights excluding the six months ended June 30, 2018, have been audited by Deloitte & Touche LLP (“Deloitte”), Acquiring Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Acquiring Fund’s financial statements and the report of the independent registered public accounting firm thereon appear in Acquiring Fund’s 2017 Annual Report to shareholders for the fiscal year ended December 31, 2017 and are incorporated by reference in Acquiring Fund’s SAI, which is available upon request. Acquiring Fund’s unaudited financial statements for the six-month period ended June 30, 2018 appear in Acquiring Fund’s Semi-Annual Report to shareholders for the fiscal period ended June 30, 2018 and are incorporated by reference in the SAI relating to this Combined Prospectus/Proxy Statement. Certain information reflects financial results for a single Acquiring Fund share. Target Fund’s financial highlights, which have been audited by Deloitte, Target Fund’s independent registered public accounting firm, are included in Target Fund’s Prospectus dated December 1, 2018, as supplemented, and Annual Report for the fiscal year ended July 31, 2018, which are incorporated by reference into this Combined Prospectus/Proxy Statement.

Financial Highlights
MID CAP STOCK FUND

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
6/30/2018(c)	$29.90	$0.10	$(0.32)	$(0.22)	$–	$–	$–
12/31/2017	28.69	0.23	1.78	2.01	(0.27)	(0.53)	(0.80)
12/31/2016	24.75	0.18	3.93	4.11	(0.17)	–	(0.17)
12/31/2015	25.87	0.19	(1.11)	(0.92)	(0.20)	–	(0.20)
12/31/2014	23.29	0.12	2.58	2.70	(0.12)	–	(0.12)
12/31/2013	17.94	0.09	5.35	5.44	(0.09)	–	(0.09)
Class C
6/30/2018(c)	27.80	(0.02)	(0.29)	(0.31)	–	–	–
12/31/2017	26.69	–	1.66	1.66	(0.02)	(0.53)	(0.55)
12/31/2016	23.07	(0.01)	3.63	3.62	– (f)	–	–
12/31/2015	24.11	– (f)	(1.03)	(1.03)	(0.01)	–	(0.01)
12/31/2014	21.74	(0.04)	2.41	2.37	–	–	–
12/31/2013	16.80	(0.04)	4.98	4.94	– (f)	–	–
Class F
6/30/2018(c)	29.65	0.12	(0.32)	(0.20)	–	–	–
12/31/2017	28.45	0.27	1.77	2.04	(0.31)	(0.53)	(0.84)
12/31/2016	24.55	0.22	3.90	4.12	(0.22)	–	(0.22)
12/31/2015	25.67	0.23	(1.11)	(0.88)	(0.24)	–	(0.24)
12/31/2014	23.11	0.19	2.56	2.75	(0.19)	–	(0.19)
12/31/2013	17.81	0.14	5.30	5.44	(0.14)	–	(0.14)
Class F3
6/30/2018(c)	29.74	0.15	(0.33)	(0.18)	–	–	–
4/4/2017 to 12/31/2017(g)	29.19	0.30	1.13	1.43	(0.35)	(0.53)	(0.88)
Class I
6/30/2018(c)	29.66	0.13	(0.31)	(0.18)	–	–	–
12/31/2017	28.47	0.30	1.77	2.07	(0.35)	(0.53)	(0.88)
12/31/2016	24.57	0.24	3.90	4.14	(0.24)	–	(0.24)
12/31/2015	25.68	0.26	(1.11)	(0.85)	(0.26)	–	(0.26)
12/31/2014	23.12	0.20	2.57	2.77	(0.21)	–	(0.21)
12/31/2013	17.81	0.16	5.31	5.47	(0.16)	–	(0.16)
Class P
6/30/2018(c)	28.99	0.07	(0.32)	(0.25)	–	–	–
12/31/2017	27.83	0.16	1.74	1.90	(0.21)	(0.53)	(0.74)
12/31/2016	24.02	0.12	3.81	3.93	(0.12)	–	(0.12)
12/31/2015	25.10	0.14	(1.07)	(0.93)	(0.15)	–	(0.15)
12/31/2014	22.60	0.12	2.51	2.63	(0.13)	–	(0.13)
12/31/2013	17.41	0.09	5.19	5.28	(0.09)	–	(0.09)

				Ratios to Average Net Assets:				Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
6/30/2018(c)	$29.68	(0.77	)(d)	0.98	(e)	0.69	(e)	$1,088,425	33	(d)
12/31/2017	29.90	7.03		0.95		0.77		1,091,071	67
12/31/2016	28.69	16.61		1.01		0.69		1,157,503	69
12/31/2015	24.75	(3.55)		1.01		0.74		1,138,632	63
12/31/2014	25.87	11.60		1.08		0.50		1,316,915	59
12/31/2013	23.29	30.32		1.11		0.42		1,390,193	64
Class C
6/30/2018(c)	27.49	(1.12	)(d)	1.73	(e)	(0.14	)(e)	38,181	33	(d)
12/31/2017	27.80	6.25		1.69		–	(f)	142,724	67
12/31/2016	26.69	15.70		1.75		(0.06)		196,441	69
12/31/2015	23.07	(4.27)		1.75		(0.01)		199,956	63
12/31/2014	24.11	10.90		1.75		(0.16)		231,505	59
12/31/2013	21.74	29.41		1.75		(0.22)		232,261	64
Class F
6/30/2018(c)	29.45	(0.67	)(d)	0.83	(e)	0.84	(e)	119,500	33	(d)
12/31/2017	29.65	7.20		0.80		0.91		123,997	67
12/31/2016	28.45	16.77		0.86		0.85		144,220	69
12/31/2015	24.55	(3.41)		0.86		0.90		116,935	63
12/31/2014	25.67	11.89		0.85		0.80		126,404	59
12/31/2013	23.11	30.58		0.86		0.68		78,442	64
Class F3
6/30/2018(c)	29.56	(0.61	)(d)	0.64	(e)	1.04	(e)	22,729	33	(d)
4/4/2017 to 12/31/2017(g)	29.74	4.94	(d)	0.63	(e)	1.35	(e)	21,007	67
Class I
6/30/2018(c)	29.48	(0.61	)(d)	0.73	(e)	0.87	(e)	306,427	33	(d)
12/31/2017	29.66	7.29		0.70		1.01		484,925	67
12/31/2016	28.47	16.90		0.76		0.95		687,856	69
12/31/2015	24.57	(3.31)		0.76		1.00		604,278	63
12/31/2014	25.68	11.97		0.75		0.82		666,535	59
12/31/2013	23.12	30.76		0.76		0.77		733,422	64
Class P
6/30/2018(c)	28.74	(0.86	)(d)	1.18	(e)	0.48	(e)	56,461	33	(d)
12/31/2017	28.99	6.84		1.15		0.56		63,371	67
12/31/2016	27.83	16.35		1.21		0.48		73,204	69
12/31/2015	24.02	(3.68)		1.15		0.57		78,293	63
12/31/2014	25.10	11.63		1.05		0.53		102,977	59
12/31/2013	22.60	30.34		1.08		0.43		115,475	64

Financial Highlights (concluded)
MID CAP STOCK FUND

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R2
6/30/2018(c)	$29.40	$0.05	$(0.32)	$(0.27)	$–	$–	$–
12/31/2017	28.29	0.15	1.73	1.88	(0.24)	(0.53)	(0.77)
12/31/2016	24.44	0.09	3.86	3.95	(0.10)	–	(0.10)
12/31/2015	25.49	0.09	(1.08)	(0.99)	(0.06)	–	(0.06)
12/31/2014	22.95	0.05	2.54	2.59	(0.05)	–	(0.05)
12/31/2013	17.72	0.06	5.25	5.31	(0.08)	–	(0.08)
Class R3
6/30/2018(c)	29.58	0.06	(0.31)	(0.25)	–	–	–
12/31/2017	28.39	0.16	1.75	1.91	(0.19)	(0.53)	(0.72)
12/31/2016	24.51	0.11	3.88	3.99	(0.11)	–	(0.11)
12/31/2015	25.61	0.13	(1.10)	(0.97)	(0.13)	–	(0.13)
12/31/2014	23.06	0.09	2.55	2.64	(0.09)	–	(0.09)
12/31/2013	17.78	0.06	5.28	5.34	(0.06)	–	(0.06)
Class R4
6/30/2018(c)	29.79	0.10	(0.32)	(0.22)	–	–	–
12/31/2017	28.59	0.23	1.78	2.01	(0.28)	(0.53)	(0.81)
12/31/2016	24.72	0.37	3.74	4.11	(0.24)	–	(0.24)
6/30/2015 to 12/31/2015(h)	26.44	0.15	(1.64)	(1.49)	(0.23)	–	(0.23)
Class R5
6/30/2018(c)	29.66	0.15	(0.34)	(0.19)	–	–	–
12/31/2017	28.47	0.31	1.76	2.07	(0.35)	(0.53)	(0.88)
12/31/2016	24.57	0.28	3.86	4.14	(0.24)	–	(0.24)
6/30/2015 to 12/31/2015(h)	26.28	0.18	(1.63)	(1.45)	(0.26)	–	(0.26)
Class R6
6/30/2018(c)	29.74	0.16	(0.33)	(0.17)	–	–	–
12/31/2017	28.52	0.36	1.74	2.10	(0.35)	(0.53)	(0.88)
12/31/2016	24.58	0.28	3.91	4.19	(0.25)	–	(0.25)
6/30/2015 to 12/31/2015(h)	26.28	0.20	(1.63)	(1.43)	(0.27)	–	(0.27)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Unaudited.

(d)	Not annualized.

(e)	Annualized.

(f)	Amount less than $0.01.

(g)	Commenced on April 4, 2017.

(h)	Commenced on June 30, 2015.

				Ratios to Average Net Assets:				Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R2
6/30/2018(c)	$29.13	(0.92	)(d)	1.33	(e)	0.33	(e)	$7,600	33	(d)
12/31/2017	29.40	6.68		1.29		0.50		8,068	67
12/31/2016	28.29	16.20		1.35		0.35		1,097	69
12/31/2015	24.44	(3.92)		1.36		0.35		966	63
12/31/2014	25.49	11.30		1.35		0.23		1,549	59
12/31/2013	22.95	30.02		1.36		0.27		1,586	64
Class R3
6/30/2018(c)	29.33	(0.85	)(d)	1.23	(e)	0.43	(e)	26,596	33	(d)
12/31/2017	29.58	6.76		1.18		0.53		30,343	67
12/31/2016	28.39	16.29		1.25		0.45		37,228	69
12/31/2015	24.51	(3.77)		1.24		0.51		30,030	63
12/31/2014	25.61	11.45		1.24		0.36		32,426	59
12/31/2013	23.06	30.07		1.25		0.30		31,628	64
Class R4
6/30/2018(c)	29.57	(0.74	)(d)	0.98	(e)	0.68	(e)	20,320	33	(d)
12/31/2017	29.79	7.04		0.95		0.78		21,071	67
12/31/2016	28.59	16.61		0.97		1.30		9,430	69
6/30/2015 to 12/31/2015(h)	24.72	(5.61	)(d)	1.01	(e)	1.17	(e)	9	63
Class R5
6/30/2018(c)	29.47	(0.64	)(d)	0.73	(e)	1.02	(e)	559	33	(d)
12/31/2017	29.66	7.30		0.70		1.05		100	67
12/31/2016	28.47	16.86		0.74		1.05		69	69
6/30/2015 to 12/31/2015(h)	24.57	(5.48	)(d)	0.76	(e)	1.42	(e)	9	63
Class R6
6/30/2018(c)	29.57	(0.57	)(d)	0.64	(e)	1.08	(e)	20,709	33	(d)
12/31/2017	29.74	7.40		0.62		1.21		11,878	67
12/31/2016	28.52	17.03		0.63		1.06		895	69
6/30/2015 to 12/31/2015(h)	24.58	(5.43	)(d)	0.63	(e)	1.56	(e)	26	63

INFORMATION FROM ACQUIRING FUND’S
MAY 1, 2018 PROSPECTUS1

Investment Objective

The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

Principal Investment Strategies

To pursue its objective, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index, a widely-used benchmark for mid-sized U.S. company stock performance. The market capitalization range of the Russell Midcap® Index as of June 30, 2017, following its annual reconstitution, was approximately $1.8 billion to $31 billion. This range varies daily.

The Fund may invest in any security that represents equity ownership in a company. Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund considers equity securities to include warrants, rights offerings, convertible securities, and investments that convert into the equity securities described above.

The Fund may invest up to 10% of its net assets in securities of foreign companies, including emerging market companies and ADRs. The Fund defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges. Foreign securities may be denominated in the U.S. dollar or other currencies. Because ADRs represent exposure to foreign companies, the Fund deems them to be foreign investments even though they trade on U.S. exchanges. ADRs typically are issued by a financial institution (such as a U.S. bank) acting as a depositary and represent the depositary’s holdings of a specified number of shares of a foreign company. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign securities. The Fund may invest without limitation in equity securities of companies that do not meet these criteria but represent economic exposure to foreign markets, including securities of companies that are organized or operated in a foreign country but primarily trade on a U.S. securities exchange.

[1]	Throughout this section, references to “the Fund” relate to the Acquiring Fund.

The Fund attempts to invest in securities of companies that the portfolio management team believes have been undervalued by the market and are selling at reasonable prices in relation to the portfolio management team’s assessment of their potential or intrinsic value. A security may be undervalued by the market because of a lack of awareness of the company’s intrinsic value or a lack of recognition of the company’s future potential. In addition, a security may be undervalued because it may be temporarily out of favor by the market. The Fund seeks to achieve gains by holding securities the portfolio management team believes will increase in value when other investors recognize the securities’ real or potential worth or when the company returns to its historical rates of growth and profitability.

The Fund’s portfolio management team uses a continuous and dynamic investment process in building the portfolio for the Fund, including quantitative research to identify stocks that the portfolio management team believes represent attractive valuations, and fundamental research regarding a company’s resources, strategic plans and prospects for growth. The portfolio management team seeks to identify companies that have the strongest fundamentals relative to valuations and looks for positive attributes in a company’s fundamental outlook that the team believes are likely to improve the value of the company’s stock price.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Restrictions Relating to Other (Non-Principal) Investment Techniques. In addition to the principal investment strategies discussed above, the Fund may use other investment types and techniques in seeking to achieve its investment objective. The applicable investment restrictions associated with such other investment types and techniques are set forth below. Please see “Fund Investments” in Part I of the SAI and “Additional Information on Portfolio

Investments, Risks, and Techniques” in Part II of the SAI for more information on these and the other investment types and techniques that may be used by the Fund.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. An illiquid security is a security that, in the determination of the Fund, likely cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the amount at which it is currently valued by the Fund.

Options. The Fund may purchase and sell (write) exchange-listed or over-the-counter put and call options. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security at an agreed upon price on an agreed upon date. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund’s investments in reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

Information for Managing Your Acquiring Fund Account

The following discussion describes policies and procedures relating to the purchase, exchange, and redemption of shares of Acquiring Fund and other policies and procedures applicable to Acquiring Fund, which will be the same for the Combined Fund following the Reorganization.

Choosing a Share Class

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a share class include:

•	the amount you plan to invest;

•	the length of time you expect to hold your investment;

•	the total costs associated with your investment, including any sales charges that you may pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	whether you qualify for any reduction or waiver of sales charges;

•	whether you plan to take any distributions in the near future;

•	the availability of the share class;

•	the services that will be available to you; and

•	the amount of compensation that your financial intermediary will receive.

If you plan to invest a large amount and your investment horizon is five years or more, as between Class A and C shares, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

Retirement and Benefit Plans and Fee-Based Programs. The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this prospectus, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the prospectus. As used in this prospectus, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. For more information, please see the section of the prospectus titled “Choosing a Share Class – Additional Information about the Availability of Share Classes.” As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available for purchase in all states or available through your financial intermediary. Please check with your financial intermediary for more information about the availability of share classes. Your financial intermediary may receive different compensation depending upon which class you choose.

Class A Shares

Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs(1)

Front-End Sales Charge	Up to 5.75%; reduced or waived for large purchases and certain investors; eliminated for purchases of $1 million or more

CDSC	1.00% on redemptions made within one year following purchases of $1 million or more; waived under certain circumstances

Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Automatic Conversion	None

Exchange Privilege(3)	Class A shares of most Lord Abbett Funds

Class C Shares

Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000

Front-End Sales Charge	None

CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(2)	1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Automatic Conversion	Automatic conversion into Class A shares the month following the tenth anniversary of purchase(4)

Exchange Privilege(3)	Class C shares of most Lord Abbett Funds

Class F Shares

Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%(5)

Automatic Conversion	None

Exchange Privilege(3)	Class F shares of most Lord Abbett Funds

Class F3 Shares

Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class F3 shares of most Lord Abbett Funds

Class I Shares

Availability	Available only to eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class I shares of most Lord Abbett Funds

Class P Shares

Availability	Available on a limited basis through certain financial intermediaries and retirement and benefit plans(6)

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.45% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.20%

Automatic Conversion	None

Exchange Privilege(3)	Class P shares of most Lord Abbett Funds

Class R2 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.60% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.35%

Automatic Conversion	None

Exchange Privilege(3)	Class R2 shares of most Lord Abbett Funds

Class R3 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.50% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.25%

Automatic Conversion	None

Exchange Privilege(3)	Class R3 shares of most Lord Abbett Funds

Class R4 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Automatic Conversion	None

Exchange Privilege(3)	Class R4 shares of most Lord Abbett Funds

Class R5 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class R5 shares of most Lord Abbett Funds

Class R6 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class R6 shares of most Lord Abbett Funds

Class T Shares

Availability	Available through certain financial intermediaries to individual investors and certain retirement and benefit plans

Front-End Sales Charge(7)	Up to 2.50%; reduced for large purchases; reduced or waived for certain investors

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Automatic Conversion	None

Exchange Privilege	None

(1)	Class A shares are not available for purchase by retirement and benefit plans, except as described in “Additional Information about the Availability of Share Classes.”
(2)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class T shares, 0.25%; for Class A and R4 shares, 0.50%; for Class P shares, 0.75%; and for Class C, F, R2, and R3 shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class F3, I, R5, or R6 shares.

(3)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(4)

Effective April 30, 2018, Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased Class C shares has records verifying that the Class C shares have been held for at least ten years.

(5)	The 0.10% Class F share 12b-1 fee may be designated as a service fee in limited circumstances as described in “Financial Intermediary Compensation.”
(6)	Class P shares are closed to substantially all new investors.
(7)	The entire sales charge is paid to the financial intermediary.

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, P, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A	No minimum	See below

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Class I Share Minimum Investment. Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. There is no investment minimum for additional investments in Class I shares. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”).

Additional Information about the Availability of Share Classes.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Class A Shares. Class A shares are available for investment by retirement and benefit plans only under the following circumstances: (i) the retirement and benefit plans have previously invested in Class A shares of the Fund as of the close of business on December 31, 2015; (ii) the retirement and benefit plan investments are subject to a front-end sales charge and, with respect to retirement or benefit plans serviced by a recordkeeping platform, such recordkeeping platform is able to apply properly a sales charge on such investments by the plan; or (iii) the retirement and benefit plan investments are eligible for a Class A sales charge waiver under Appendix A to this prospectus. Class A shares remain available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction. Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

With respect to qualified retirement plans, the Fund will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Class F Shares. Class F shares generally are available (1) to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, and (3) to individual investors through financial intermediaries that offer Class F shares.

Class F3 Shares. Class F3 shares are available (1) for orders made by or on behalf of financial intermediaries for clients participating in fee-based advisory programs that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, (3) to individual investors through financial intermediaries that offer Class F3 shares, (4) to state sponsored 529 college savings plans, (5) to institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class F3 shares of at least $1 million in the Fund, and (6) to other programs and platforms that have an agreement with the Fund and/or Lord Abbett Distributor.

Class I Shares. Class I shares are available for purchase by the entities identified below. An investor that is eligible to purchase Class I shares under one of the categories below need not satisfy the requirements of any other category.

•

Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of at least $1 million in the Fund. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee-based program the participation in which is available to non-institutional investors, as described below.

•

Institutional investors purchasing Class I shares in fee-based investment advisory programs the participants of which are limited solely to institutional investors otherwise eligible to purchase Class I shares and where the program sponsor has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. Institutional investors investing through such an investment advisory program are not subject to the $1 million minimum initial investment.

•

Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment, provided that Class I shares are not available for purchase by or on behalf of:

•

Participants in fee-based broker-dealer-sponsored investment advisory programs or services (other than as described above), including mutual fund wrap programs, or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the participant pays for all or a specified number of transactions, including mutual fund purchases, in the participant’s account during a certain period; or

•

Non-institutional advisory clients of a registered investment adviser that also is a registered broker-dealer and where the firm has entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm.

•

Notwithstanding the foregoing, at the discretion of Lord Abbett Distributor, participants in a bank-offered fee-based program may purchase Class I shares without any minimum initial investment if: (i) the program is part of a research-driven discretionary advisory platform offered through affiliated distribution channels including, at a minimum, private bank, broker-dealer, and independent registered investment advisor channels; and (ii) the program uses institutional mutual fund share classes exclusively.

•

Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. This provision does not extend to bank trust departments acting on behalf of retirement and benefit plans, which are subject to separate eligibility criteria as discussed immediately below.

•

Retirement and benefit plans investing directly or through an intermediary may purchase Class I shares without any minimum initial investment, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases subject to the following limitations. Class I shares are closed to substantially all new retirement and benefit plans. However, retirement and benefit plans that have invested in Class I shares as of the close of business on December 31, 2015, may continue to hold Class I shares and may make additional purchases of Class I shares, including purchases by new plan participants.

•

Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class P Shares. Class P shares are closed to substantially all new investors. Existing shareholders holding Class P shares may continue to hold their Class P shares and make additional purchases, redemptions, and exchanges. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R2, R3, R4, R5, and R6 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

•

employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

Class T Shares. Class T shares may be available for orders made through certain financial intermediaries that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Sales Charges

The availability of certain sales charge reductions and waivers may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is part of this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A and T Share Front-End Sales Charges. Front-end sales charges are applied only to Class A and T shares. You buy Class A and T shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A or T shares. The tables below show the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the class and amount you purchase.

Front-End Sales Charge — Class A Shares

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $50,000	5.75%	6.10%	.9425	5.00%

$50,000 to $99,999	4.75%	4.99%	.9525	4.00%

$100,000 to $249,999	3.95%	4.11%	.9605	3.25%

$250,000 to $499,999	2.75%	2.83%	.9725	2.25%

$500,000 to $999,999	1.95%	1.99%	.9805	1.75%

$1,000,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

Front-End Sales Charge — Class T Shares

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $250,000	2.50%	2.56%	.975	2.50%

$250,000 to $499,999	2.00%	2.04%	.980	2.00%

$500,000 to $999,999	1.50%	1.52%	.985	1.50%

$1,000,000 and over	1.00%	1.01%	.990	1.00%

Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);

2.	shares held for one year or more (Class A and C); and

3.	shares held the longest before the first anniversary of their purchase (Class A and C).

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party. Class F, F3, I, P, R2, R3, R4, R5, R6, and T shares are not subject to a CDSC.

Class A Share CDSC. If you buy Class A shares of the Fund under certain purchases at NAV (without a front-end sales charge) or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

Sales Charge Reductions and Waivers

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchase in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

•

Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A and T Share Front-End Sales Charges.”

•

Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class F3, I, R2, R3, R4, R5, R6, and T share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

•

Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class F3, I, R2, R3, R4, R5, R6, and T share holdings may not be combined for these purposes. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Reducing Your Class T Share Front-End Sales Charge. You may purchase Class T shares at a discount if your purchase qualifies for the front-end sales charge breakpoint discounts set forth in the table applicable to Class T shares included above in “Sales Charges – Class A and T Share Front-End Sales Charges,” or if your purchase qualifies for a front-end sales charge waiver under the condition described below in “Sales Charge Reductions and Waivers–Front-End Sales Charge Waivers.”

Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, domestic partner and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described below in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual, his or her spouse, and domestic partner may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge (at NAV) under any of the following conditions:

•	purchases of $1 million or more (may be subject to a CDSC);

•

purchases by retirement and benefit plans with at least 100 eligible employees, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

•	purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program;

•

purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

•	purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners;

•

purchases by employees of eligible institutions under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the “Code”), maintaining individual custodial accounts held by a broker-dealer that has entered into or is in the process of negotiating a settlement agreement with the Financial Industry Regulatory Authority or another regulatory body regarding the availability of Class A shares for purchase without a front-end sales charge or CDSC;

•	purchases made with dividends and distributions on Class A shares of another Eligible Fund;

•	purchases representing repayment under the loan feature of the Lord Abbett prototype 403(b) plan for Class A shares;

•	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases involving the concurrent sale of Class C shares of the Fund by a broker-dealer in connection with a settlement agreement or settlement agreement negotiations between the broker-dealer and a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

•	purchases by Board members, Fund officers, and employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers).

Class T shares may be purchased without a front-end sales charge (at NAV) when purchased by or on behalf of investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor to offer Class T shares through a load-waived network or platform, which may or may not charge transaction fees.

CDSC Waivers. The CDSC generally will not be assessed on the redemption of Class A or C shares under the circumstances listed in the table below. Documentation may be required and some limitations may apply.

CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, C

Eligible mandatory distributions under the Code	A, C

Redemptions by retirement and benefit plans made through financial intermediaries, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds	A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into before December 2002

A

Class A and C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C

Death of the shareholder	A, C

Redemptions under Systematic Withdrawal Plans (up to 12% per year)	A, C

Redemptions under Div-Move	C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Sales Charge Waivers on Transfers between Accounts. Class A shares can be purchased at NAV under the following circumstances:

•	Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; or

•

Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

A CDSC will not be imposed at the time of the transaction under such circumstances; instead, the date on which such shares were initially purchased will be used to calculate any applicable CDSC when the shares are redeemed. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

Reinvestment Privilege. If you redeem Class A or C shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 90th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services. The reinvestment privilege only applies to your Fund’s shares if you previously paid a front-end sales charge in connection with your purchase of such shares.

Financial Intermediary Compensation

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that Lord Abbett Distributor pays to financial intermediaries for each share class is as follows:

Fee(1)	A(2)	C(2)	F(3)	F3	I	P	R2	R3	R4	R5	R6	T

Service	0.25%	0.25%	—	—	—	0.25%	0.25%	0.25%	0.25%	—	—	0.25%

Distribution	—	0.75%	—	—	—	0.20%	0.35%	0.25%	—	—	—	—

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(2)

For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class C shares, the 12b-1 payments shall commence 13 months after purchase.

(3)

The Fund generally designates the entire Class F share Rule 12b-1 fee as attributable to distribution activities conducted by Lord Abbett Distributor. Lord Abbett Distributor therefore generally retains the Class F share Rule 12b-1 fee and does not pay it to a financial intermediary. However, Lord Abbett Distributor in its sole discretion may pay to a financial intermediary directly all or a portion of the Class F share Rule 12b-1 fee upon request, provided that (i) the financial intermediary’s fee-based advisory program has invested at least $1 billion in Class F shares across the Lord Abbett Family of Funds at the time of the request, (ii) the financial intermediary converted its fee-based advisory program holdings from Class A shares to Class F shares no more than three months before making the request, and (iii) the financial intermediary has a practice of, in effect, reducing the advisory fee it receives from its fee-based program participants by an amount corresponding to any Rule 12b-1 fee revenue it receives.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A and T Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A and T Share Front-End Sales Charges” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances (may be subject to a CDSC):

•	purchases of $1 million or more;

•	purchases by certain retirement and benefit plans with at least 100 eligible employees; or

•

purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class C, and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge

The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments*	Front-End Sales Charge**	Dealer’s Concession

$1 million to $5 million	None	1.00%

Next $5 million above that	None	0.55%

Next $40 million above that	None	0.50%

Over $50 million	None	0.25%

*

Assets initially purchased into Class A shares of Lord Abbett Ultra Short Bond Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating the amount of any Dealer’s Concession.

**

Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Dealer Concessions on Class F, F3, I, P, R2, R3, R4, R5, and R6 Shares. Class F, F3, I, P, R2, R3, R4, R5, and R6 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources

(including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;

•	providing client account statements; and

•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

Purchases

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

Lord Abbett Mid Cap Stock Fund
P.O. Box 219336
Kansas City, MO 64121

Please do not send account applications or purchase, exchange, or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

•	Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your

Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

Good Order. “Good order” generally means that your purchase request includes: (1) the name of the Fund; (2) the class of shares to be purchased; (3) the dollar amount of shares to be purchased; (4) your properly completed account application or investment stub; and (5) a check payable to the name of the Fund or a wire transfer received by the Fund. In addition, for your purchase request to be considered in good order, you must satisfy any eligibility criteria and minimum investment requirements applicable to the Fund and share class you are seeking to purchase. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and the proper form of payment (i.e., check or wired funds).

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase request in good order. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

Non-U.S. Investors. The Lord Abbett Family of Funds are not offered to investors resident outside the United States. The Funds may, however, accept purchases from U.S. citizens resident outside the United States who meet applicable eligibility requirements and furnish any requested documentation.

Exchanges

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund (with the exception of Class T, which has no exchange privilege), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

Conversions at the Request of a Financial Intermediary. Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., reclassified as) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. In addition, Class C shares are not permitted to convert to Class A shares unless the conversion is made to facilitate the shareholder’s participation in a fee-based advisory program. No sales charge will be imposed on converted shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

Redemptions

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. You may be required to provide the Fund with certain legal or other documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your request in good order. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. The Fund may postpone payment for more than seven days or suspend redemptions (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission (“SEC”); (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and/or (iii) for such other periods as the SEC may permit.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered. You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund generally will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);

•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;

•	Request a redemption check to be mailed to an address other than the address of record;

•	Request redemption proceeds to be payable to a bank other than the bank account of record; or

•	Total more than $100,000.

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. In addition, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) selling portfolio securities, (ii) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (iii) transacting in exchange-

traded funds and/or derivatives, or (iv) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

Account Services and Policies

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing

Invest-A-Matic(1)(2) (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move(1)	You may automatically reinvest the dividends and distributions from your account into another account in any Lord Abbett Fund available for purchase ($50 minimum).

(1)

In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

For selling shares

Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or C must be at least $10,000. Your shares must be in non-certificate form.

Class A and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to a SWP for Class A and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•

Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. Money Market Fund and Lord Abbett Ultra Short Bond Fund are not subject to the frequent trading policy and procedures.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you.

We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,000. The Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,000. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

•

Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

•	Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

•	Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

•	Promptly notify us if your name, address, or other account information changes.

•	Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

•

Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

Distributions and Taxes

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Fund expects to declare and pay dividends from its net investment income at least semiannually and to distribute any of its net capital gains annually. All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, the Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders and shareholders investing through tax-advantaged arrangements (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that the Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains properly reported by the Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any gain resulting from a sale, redemption, or exchange of Fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you have held such shares.

An additional 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares.

If you buy shares after the Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax or that invest through tax-advantaged arrangements, such as retirement and benefit plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, distributions from a retirement and benefit plan or other tax-advantaged arrangement generally are taxable to recipients as ordinary income.

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If the Fund meets certain requirements relating to its asset holdings, and the Fund elects to pass through to its shareholders foreign tax credits or deduction, taxable shareholder generally will be entitled to claim a credit or deduction with respect to these foreign taxes. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or the Fund is otherwise legally required to do so, the Fund will withhold a “backup withholding” tax from your distributions, sale proceeds, and any other taxable payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be provided to shareholders each year.

Mutual funds are required to report to you and the Internal Revenue Service the “cost basis” of your shares acquired after January 1, 2012 and that are subsequently redeemed. These requirements generally do not apply to investments held in a tax-advantaged account or to certain types of entities (such as C corporations).

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE
REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For sales charge reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such reductions or waivers. Please see the section of the prospectus titled “Information for Managing Your Account–Sales Charge Reductions and Waivers” for more information regarding sales charge reductions and waivers available for different classes.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge reductions and waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers), which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares Available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-End Sales Charge Reductions Available at Merrill Lynch: Breakpoints, Rights of Accumulation, and Letters of Intent

•	Breakpoints as described in this prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

MORGAN STANLEY

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

AMERIPRISE

Class A Share Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

RAYMOND JAMES

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

EXHIBIT A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the [  ] day of [  ], 2019, by and among Lord Abbett Mid Cap Stock Fund, Inc., a Maryland corporation (the “Company” or the “Acquiring Fund”), and Lord Abbett Equity Trust, a Delaware statutory trust (the “Trust”), on behalf of its series, Lord Abbett Calibrated Mid Cap Value Fund (the “Target Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively, the “Funds”). Each Fund’s principal place of business is 90 Hudson Street, Jersey City, NJ 07302-3973.

Pursuant to this Agreement, (1) Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for (A) the issuance of Class A, Class C, Class F, Class F3, Class I, Class R2, Class R3, Class R4, Class R5, and Class R6 shares of capital stock of the Acquiring Fund (collectively, the “Acquiring Fund Shares” and each, an “Acquiring Fund Share”) to the Target Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund on the closing date of the Reorganization (the “Closing Date”) (collectively, the “Assumed Liabilities”), and (2) Target Fund will distribute, on or promptly after the Closing Date as provided herein, the corresponding class of Acquiring Fund Shares to the shareholders of the Target Fund in liquidation and dissolution of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement. The transactions described in clause (1) and (2) of the immediately preceding sentence (collectively, the “Reorganization”) are together intended to qualify as a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder. After the Reorganization is completed, any contingent deferred sales charge (as described in the Registration Statement (as defined below)) assessed on the redemption of Acquiring Fund Shares will be calculated from the applicable date of original purchase of Target Fund shares.

WHEREAS, the Company and the Trust are registered investment companies classified as management companies of the open-end type;

WHEREAS, the Acquiring Fund is authorized to issue shares of capital stock;

WHEREAS, the Board of Directors of the Company has determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and is not dilutive of the interests of those shareholders;

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Target Fund shareholders and is not dilutive of the interests of those shareholders; and

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE TARGET FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund will assign, transfer, deliver and convey all of its assets as set forth in Paragraph 1.2 (the “Target Assets”) to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”), liens for Taxes not yet due and payable and contractual restrictions on the transfer of the Target Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue and deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value (“NAV”) equal to the NAV of the Target Fund attributable to the corresponding class of the Target Fund’s shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

1.2.  (a) The Target Assets shall consist of all of the Target Fund’s assets and property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Target Fund, all other intangible property owned by the Target Fund, originals or copies of all books and records of the Target Fund, and all other assets of the Target Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Target Fund is required to maintain under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules of the Securities and Exchange Commission (the “Commission”) thereunder to the extent such records pertain to the Target Fund.

 (b) The Target Fund has provided the Acquiring Fund with a list of all of the Target Fund’s Target Assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Target Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Target Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Target Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

1.3. The Target Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due before the Closing.

1.4. On or as soon after the Closing Date as is reasonably practicable (the “Liquidation Date”), the Trust shall liquidate the Target Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Target Fund Shareholders”), the Acquiring Fund Shares received by the Target Fund pursuant to Paragraph 1.1 hereof. Each Target Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Target Fund (the “Target Fund Shares”) held by such Target Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Target Fund Shares held of record by such Target Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Target Fund Shareholders. The Trust shall promptly provide the Target Fund with evidence of such liquidation and distribution. All issued and outstanding Target Fund Shares will simultaneously be cancelled on the books of the Target Fund, and the Target Fund will be dissolved. The Company shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Any certificates representing ownership of Target Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Target Fund Shares.

1.6. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7. Any reporting responsibility of the Target Fund that is due on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined below), or other documents with the Commission, any state securities commissions, and any federal, state, or local tax authorities or any other relevant regulatory authority, shall be the responsibility of the Target Fund. For purposes of this Agreement, “Taxes” or “Tax” shall mean all taxes, charges, fees, levies or other similar assessments, or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business, organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise, and other taxes imposed by the United States of America or any state, local, or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments, or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and “Tax Returns” shall mean all reports, returns, declarations, statements, or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

2.  VALUATION

2.1. The NAV of each class of the Acquiring Fund Shares and the NAV of the Target Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the “Valuation Time”). Lord, Abbett & Co. LLC (the “Adviser”) shall, for each class of Acquiring Fund Shares, compute the NAV per Acquiring Fund Share for such class in the manner set forth in the Restated Articles of Incorporation of the Company (as amended and supplemented, the “Company’s Articles of Incorporation”), or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information. The Adviser shall, for each class of Target Fund Shares, compute the NAV per share of the Target Fund for such class in the manner set forth in the Trust’s Declaration and Agreement of Trust (the “Trust’s Declaration of Trust”), or By-Laws, and the Target Fund’s then-current prospectus and statement of additional information. The Adviser shall confirm to the Acquiring Fund the NAV of the Target Fund.

2.2. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Assets and the assumption of the Assumed Liabilities shall be determined by the Adviser by dividing the NAV of the Target Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

2.3. The Acquiring Fund and the Target Fund shall cause the Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Adviser in accordance with its regular practice as pricing agent for the Acquiring Fund and the Target Fund.

3.  CLOSING AND CLOSING DATE

3.1. The Closing Date shall be [],or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of [5:00 p.m.] (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at [the principal offices of the Funds, 90 Hudson Street, Jersey City, NJ 07302-3973], or at such other place as the parties may agree.

3.2. Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the “Target Fund Custodian”) as record holder for the Target Fund shall be presented by the Target Fund to State Street Bank and Trust Company (the “Acquiring Fund Custodian”) for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Target Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with customary settlement practices or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Acquiring Fund Custodian in accordance with applicable law and accompanied by all necessary federal, state, non-U.S. or other stock transfer stamps or provision has been made for the appropriate purchase price thereof. Any cash shall be delivered by the Target Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Target Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

3.3. The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Target Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal, state, non-U.S. or other stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Target Assets.

3.4. If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Target Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5. The Target Fund shall deliver, or cause its transfer agent to deliver, to the Acquiring Fund, at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each Target Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Target Fund and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Target Fund Shareholders, (b) provided by the Target Fund Custodian, or (c) derived from the Target Fund’s records by such officers or one of the Target Fund’s service providers. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

4.1. Except as set forth on a disclosure schedule previously provided by the Target Fund to the Acquiring Fund, the Target Fund represents, warrants, and covenants to the Acquiring Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Target Fund is a series of the Trust. The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and, subject to approval by the Target Fund’s shareholders, to perform its obligations under this Agreement. The Target Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Target Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement will not result in a violation of, any provision of the Trust’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Target Fund to which the Trust is a party or by which the Target Fund or any of its assets is bound;

(d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Target Fund’s knowledge threatened against the Target Fund or any of the Target Fund’s properties or assets. The Target Fund knows of no facts that might form the basis for the institution of such proceedings. The Target Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Target Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Target Fund;

(e) The Target Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) that will not be terminated at or before the Closing Date and no such termination will result in liability to the Target Fund (or the Acquiring Fund);

(f) The statement of assets and liabilities of the Target Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended July 31, 2018 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm retained by the Target Fund, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the year then ended, and all known liabilities, whether actual or contingent, of the Target Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Target Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change, or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Target Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund’s Form N-CSR after the Closing Date;

(g) Since the fiscal year ended July 31, 2018, except as specifically disclosed in the Target Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, its annual report for the fiscal year ended July 31, 2018, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Target Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Target Fund Share arising out of its normal investment operations or a decline in market values of securities in the Target Fund’s portfolio or a decline in net assets of the Target Fund as a result of redemptions shall not constitute a material adverse change;

(h)(1) For each taxable year of its operation since its inception, the Target Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Target Fund will qualify as such through the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code;

(2) Within the times and in the manner prescribed by law (after giving effect to any extensions), the Target Fund has properly filed on a timely basis all Tax Returns that it was required to file on or before the Closing Date, and all such Tax Returns were true, complete and accurate in all material respects. The Target Fund has not been informed by any jurisdiction that the jurisdiction believes that the Target Fund was required to file any Tax Return that was not filed, and the Target Fund does not know of any basis upon which a jurisdiction could assert such a position;

(3) The Target Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

(4) All Tax Returns filed by the Target Fund constitute true, complete and accurate reports of the respective liabilities for Taxes and all attributes of the Target Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

(5) The Target Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes (other than routine extensions available by statute);

(6) The Target Fund has not been notified that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to the Target Fund’s knowledge, no such deficiency has been proposed or threatened;

(7) The Target Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(8) The unpaid Taxes of the Target Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in Paragraph 5.7, rather than in any notes thereto (the “Tax Reserves”). All Taxes that the Target Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(9) The Target Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Target Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests, and any similar documents submitted by, received by or agreed to by or on behalf of the Target Fund. The Target Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

(10) The Target Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

(11) The Target Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Target Fund tax representation certificate to be delivered to Acquiring Fund and Ropes & Gray LLP pursuant to Paragraph 7.4 (the “Target Fund Tax Representation Certificate”), and such Target Fund Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

(12) There are (and as of immediately following the Closing there will be) no liens on the assets of the Target Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

(13) The Tax bases of the assets of the Target Fund are accurately reflected on the Target Fund’s Tax books and records, and such books and records (or a copy thereof) have been provided to Acquiring Fund.

(i) All issued and outstanding Target Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Target Fund. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Target Fund Shares, nor is there outstanding any security convertible into any Target Fund Shares;

(j) At the Closing Date, the Target Fund will have good and marketable title to the Target Assets, and full right, power, and authority to sell, assign, transfer, and deliver the Target Assets to the Acquiring Fund, and, upon delivery and payment for the Target Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(k) The Target Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust’s Board of Trustees, and, subject to the approval of the Target Fund’s shareholders, assuming due authorization, execution, and delivery by the Target Fund, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(l) The information to be furnished by the Target Fund or the Adviser to the Acquiring Fund for use in applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Target Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto and the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(m) The information included in the proxy statement (the “Proxy Statement”) forming part of the Acquiring Fund’s Registration Statement on Form N-14 filed in connection with this Agreement (the “Registration Statement”) that has been furnished in writing by the Target Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that

Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization, or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation by the Target Fund of the transactions contemplated by this Agreement;

(o) All of the issued and outstanding Target Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

(p) The prospectuses and statements of additional information of the Target Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(q) The Target Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Target Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Target Fund. All advertising and sales material used by the Target Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of the Financial Industry Regulatory Authority (“FINRA”), and the Conduct Rules of FINRA, state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, proxy materials, or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Target Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials, and other filings under the Securities Act, the Exchange Act, and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(r) Neither the Target Fund nor, to the Target Fund’s knowledge, any “affiliated person” of the Target Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the Target Fund’s knowledge, has any affiliated person of the Target Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act;

(s) The Target Fund will review its assets and prior to the Closing Date dispose of any portfolio holdings that are not compatible with the Acquiring Fund’s investment objective and policies; and

(t) The Target Fund’s execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by the Trust’s Board of Trustees.

4.2. Except as set forth on a disclosure schedule previously provided by the Acquiring Fund to the Target Fund, the Acquiring Fund represents, warrants, and covenants to the Target Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. The Company has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) The Acquiring Fund’s registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(e) The Registration Statement, the Proxy Statement, and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or before the Closing Date included in the Registration Statement (other than written information furnished by the Target Fund for inclusion therein, as covered by the Target Fund’s warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Target Fund for inclusion therein, as covered by the Target Fund’s warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(f) The Company is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provision of the Company’s Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Acquiring Fund to which the Company is a party or by which the Acquiring Fund or any of its assets is bound;

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings. The Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Acquiring Fund’s business, or its ability to consummate the transactions contemplated herein;

(h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended [December 31, 2017] have been audited by Deloitte & Touche LLP, an independent registered public accounting firm retained by the Acquiring Fund, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the year then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

(i) Since the fiscal year ended [December 31, 2017], except as specifically disclosed in the Acquiring Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, its annual report for the fiscal year ended [December 31, 2017], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund’s portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

(j)(1) For each taxable year of its operation since its inception, the Acquiring Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquiring Fund will qualify as such through the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

 (2) Within the times and in the manner prescribed by law (after giving effect to any extensions), the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file on or before the Closing Date, and all such Tax Returns were true, complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed, and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

 (3) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

 (4) All Tax Returns filed by the Acquiring Fund constitute true, complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

 (5) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes (other than routine extensions available by statute);

 (6) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to the Acquiring Fund’s knowledge, no such deficiency has been proposed or threatened;

 (7) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

 (8) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in Paragraph 4.2(h). All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

 (9) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

 (10) The Acquiring Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Acquiring Fund tax representation certificate to be delivered to Target Fund and Ropes & Gray LLP pursuant to Paragraph 6.3 (the “Acquiring Fund Tax Representation Certificate”), and such Acquiring Fund Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

 (11) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

 (12) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund’s Tax books and records.

(k) The authorized capital of the Acquiring Fund consists of 3,150,000,000 shares of capital stock, par value $.001 per share. As of the Closing Date, the Acquiring Fund will be authorized to issue 3,150,000,000 shares of capital stock, par value $ .001 per share. The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

(m) The Acquiring Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Company’s Board of Directors, and, assuming due authorization, execution, and delivery by the Target Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquiring Fund or the Adviser to the Target Fund for use in applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto and the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(o) No consent, approval, authorization, or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

(p) The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of FINRA, the Conduct Rules of FINRA, state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, proxy materials, or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials, and other filings under the Securities Act, the Exchange Act, and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(q) Neither the Acquiring Fund nor, to the Acquiring Fund’s knowledge, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the Acquiring Fund’s knowledge, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act; and

(r) The Acquiring Fund’s execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by the Company’s Board of Directors.

5.  COVENANTS OF THE FUNDS

5.1. The Target Fund will operate the Target Fund’s business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2. The Target Fund will call and hold a special meeting of the Target Fund’s shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

5.3. The Acquiring Fund will prepare the notice of meeting, form of proxy, and Registration Statement (collectively, “Proxy Materials”) to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Target Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.4. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Target Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Target Fund Shares.

5.6. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate the transactions contemplated by this Agreement.

5.7. The Target Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Target Fund (“Statement of Assets and Liabilities”) as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Target Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Target Fund’s Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Target Fund.

5.8. Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Target Fund, the Target Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

5.9. From and after the date of this Agreement and until the Closing Date, each Fund shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the Treasury regulations promulgated under the Code. Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)( of the Code and shall not take any position inconsistent with such treatment.

5.10. From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

5.11. Each Fund shall prepare, or cause to be prepared, all of its Tax Returns due on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Target Fund in writing:

6.1. All representations and warranties by the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2. The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate of the Acquiring Fund, executed in its name by its President or a Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Section 6 have been met, and as to such other matters as the Target Fund shall reasonably request;

6.3. The Acquiring Fund shall have delivered to the Target Fund and Ropes & Gray LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Target Fund and Ropes & Gray LLP, concerning certain tax-related matters with respect to the Acquiring Fund; and

6.4. The Board of Directors of the Company shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1. All representations and warranties by the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2. The Target Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Target Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Target Fund’s Treasurer or Assistant Treasurer;

7.3. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate of the Target Fund, executed in its name by its President or a Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Section 7 have been met, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4. The Target Fund shall have delivered to the Acquiring Fund and Ropes & Gray LLP a Target Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Ropes & Gray LLP, concerning certain tax-related matters with respect to the Target Fund;

7.5. The Board of Trustees of the Trust shall have determined that the Reorganization is in the best interests of the Target Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

7.6 Prior to the Closing, the Target Fund shall have declared a dividend or dividends qualifying for the deduction for dividends paid under Section 561 of the Code, that, together with all previous distributions qualifying for the dividends paid deduction, shall have the effect of distributing to its shareholders (a) all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to any deduction for dividends paid under Section 852(b)(2)(D) of the Code), (b) all of the excess of (i) its income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and (c) all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, in each case, for its taxable year ending on the Closing Date and any prior taxable year to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

8.  FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Target Fund’s shareholders in accordance with the provisions of the Trust’s Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Target Fund’s shareholders shall have been delivered by the Target Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.4. The Acquiring Fund’s Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

8.5. The parties shall have received an opinion of Ropes & Gray LLP, satisfactory to each of the Target Fund and the Acquiring Fund and subject to certain factual representations made by officers of the Target Fund and the Acquiring Fund and customary assumptions and qualifications, substantially to the effect that, although not free from doubt, for federal income tax purposes (i) the acquisition by the Acquiring Fund of the Target Assets solely in exchange for the issuance of Acquiring Fund Shares to the Target Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Target Fund, in liquidation of the Target Fund, of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares and the termination of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, (ii) under Sections 361 and 357 of the Code, the Target Fund will not recognize any gain or loss upon the transfer of the Target Assets to the Acquiring Fund pursuant to this Agreement in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation of the Target Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code; (iii) under Section 354 of the Code, Target Fund Shareholders will not recognize any gain or loss upon the exchange of their Target Fund Shares for the Acquiring Fund Shares; (iv) under Section 358 of the Code, the aggregate basis in the Acquiring Fund Shares that the Target Fund Shareholders receive in exchange for their Target Fund Shares will be the same as the aggregate basis of the Target Fund Shares exchanged therefor; (v) under Section 1223(1) of the Code, a Target Fund Shareholder’s holding period for Acquiring Fund Shares received pursuant to the Agreement will include the shareholder’s holding period for the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as capital assets on the date of the exchange; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize any gain or loss upon the receipt of the Target Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities; (vii) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the Target Assets will be the same as the Target Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above; (viii) under Section 1223(2) of the Code, the holding period of each Target Asset in the hands of the Acquiring Fund, other than certain Target Assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such Target Asset was held or treated for U.S. federal income tax purposes as held by the Target Fund; and (ix) the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. Such opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. Neither party may waive the condition set forth in Paragraph 8.5.

9.  BROKERAGE FEES AND EXPENSES

9.1. Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. Each of Target Fund and Acquiring Fund shall bear and pay the portion of the total expenses and costs solely and directly related to the Reorganization and the transactions contemplated thereby (including, but not limited to, the preparation of the proxy statement and solicitation expenses), with each of Target Fund and Acquiring Fund bearing its ratable portion of such expenses and costs, determined based on each of Target Fund’s and Acquiring Fund’s average net assets as of Target Fund’s most recent fiscal year ended July 31, 2018, provided that transaction costs attributable to a particular Fund’s disposition of portfolio securities shall be borne and paid directly by that Fund, and, provided further, that any such expenses and costs of the Reorganization will in any event be paid by the party directly incurring such expenses and costs.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. Each Fund agrees that neither party has made any representation, warranty, or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

11.1. This Agreement may be terminated by the mutual agreement of each Fund. In addition, either party may at its option terminate this Agreement at or before the Closing Date:

(a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or before the Closing Date;

(b) because of a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met;

(c) by resolution of the Company’s Board of Directors if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund’s shareholders; or

(d) by resolution of the Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Target Fund’s shareholders; or

(e) if the transactions contemplated by this Agreement shall not have occurred on or before [  ], or such other date as the parties may mutually agree upon in writing.

11.2. In the event of any such termination, there shall be no liability for damages on the part of the Company, the Acquiring Fund, the Trust, or the Target Fund, or the Board of Directors or officers of the Company, or the Board of Trustees or officers of the Trust.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each of the Acquiring Fund and the Target Fund; provided, however, that following shareholder approval at the meeting of the Target Fund’s shareholders called by the Target Fund pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Target Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Target Fund and the Acquiring Fund at 90 Hudson Street, Jersey City, NJ 07302-3973.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between the State of Maryland laws and the federal securities laws, the latter shall govern.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of the Acquiring Fund shall not be binding upon the Company’s Directors, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund, as provided in the Company’s Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Board of Directors of the Company and this Agreement has been executed by authorized officers of the Company, acting on behalf of the Acquiring Fund, and neither such authorization by such Directors nor such execution, and delivery by such officers shall be deemed to have been made by any of them individually or to have imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Company’s Articles of Incorporation.

14.6. It is expressly agreed that the obligations of the Target Fund shall not be binding upon the Trust’s Trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Target Fund, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Trust and this Agreement has been executed by authorized officers of the Trust, acting on behalf of the Target Fund, and neither such authorization by such Trustees nor such execution, and delivery by such officers shall be deemed to have been made by any of them individually or to have imposed any liability on any of them personally, but shall bind only the property of the Target Fund as provided in the Trust’s Declaration of Trust.

14.7. Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Acquiring Fund shall relate to the assets of the Acquiring Fund only and shall not otherwise be obligations or liabilities of the Company generally or any other series thereof. Any reference herein to the Acquiring Fund taking any action shall include the Company taking such action on behalf of the Acquiring Fund, as the context requires.

14.8. Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Target Fund shall relate to the assets of the Target Fund only and shall not otherwise be obligations or liabilities of the Trust generally or any other series thereof. Any reference herein to the Target Fund taking any action shall include the Trust taking such action on behalf of the Target Fund, as the context requires.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or a Vice President and attested by its Secretary or an Assistant Secretary.

Attest:	LORD ABBETT EQUITY TRUST, on behalf of its series, Lord Abbett Calibrated Mid Cap Value Fund
By:	By:
Name:	Name:	Lawrence B. Stoller
Title:	Title:	Vice President and Secretary

Attest:	LORD ABBETT MID CAP STOCK FUND, INC.
By:	By:
Name:	Name:	Lawrence B. Stoller
Title:	Title:	Vice President and Secretary

EXHIBIT B

Comparison of Rights of Shareholders of the Target Fund and the Acquiring Fund

The Target Fund is a series of a Delaware statutory trust (the “Trust”) and the Acquiring Fund is a Maryland corporation. Delaware statutory trusts and Maryland corporations differ in certain respects. The following summary of the differences in shareholder rights is qualified in its entirety by reference to the applicable statutes and the governing documents of the Trust and the Acquiring Fund.

	Trust	Acquiring Fund
Governing Law and Organizational Documents

The Trust is governed by the Delaware Statutory Trust Act (the “DSTA”) and the Trust’s Certificate of Trust, Declaration of Trust and By-Laws. The Certificate of Trust is the only public filing. The DSTA contains few mandatory provisions and the rights of shareholders are determined primarily by the Declaration of Trust and By-Laws.

The Acquiring Fund is governed by the Maryland General Corporation Law (the “MGCL”) and the Acquiring Fund’s charter and By-Laws. Charter documents, including Articles of Incorporation, Articles of Amendment and Articles Supplementary, among others, must be publicly filed. The MGCL contains a number of mandatory provisions regarding the rights of shareholders that may not be modified by the charter or By-Laws.

Capital Structure

The Declaration of Trust provides for an unlimited number of authorized shares.
The trustees may generally modify the terms of outstanding series or classes of beneficial interest without shareholder approval.

The charter provides for a specified number of authorized shares, which the directors may increase without stockholder approval by filing Articles Supplementary.
Shareholder approval is generally required to modify the terms of outstanding series or classes of stock.

Amendments to Governing Documents

The Declaration of Trust provides that the trustees may generally amend the Declaration of Trust without shareholder approval, unless, among other exceptions, the amendment would limit shareholder voting rights or requires shareholder approval under the 1940 Act. The trustees may amend the Certificate of Trust and the By-Laws.

Under the MGCL, amendments to the charter require shareholder approval, subject to very limited exceptions. The directors or the shareholders may amend the By-Laws.

Approval of Extraordinary Transactions

The Declaration of Trust provides that the trustees may authorize a reorganization of the Trust or a series thereof by a merger, consolidation or transfer of assets, so long as the surviving entity is an open-end investment company under the 1940 Act. The

A merger or consolidation of the Acquiring Fund generally requires shareholder approval under the MGCL, except that the directors of an open-end investment company such as the Acquiring Fund may transfer the assets of the Fund or a series thereof in a

	Trust	Acquiring Fund
	trustees may dissolve the Trust without shareholder approval.	reorganization without shareholder approval under the MGCL and the charter, and dissolve the Acquiring Fund or liquidate such series.

Removal of Directors/Trustees

The Declaration of Trust provides that a trustee may be removed, with cause, by the affirmative vote of two-thirds of the remaining trustees or, with or without cause, by the holders of not less than two-thirds of the outstanding shares of the Trust by a declaration in writing or by a shareholder vote at a meeting of shareholders called for such purpose.

Under the MGCL, the shareholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors.

Shareholder Action Without a Meeting

The Declaration of Trust provides that shareholders may act by written consent by the proportion of shareholders required to vote for approval of the matter by applicable law, the Declaration of Trust or the By-Laws.

The MGCL requires shareholders to act by unanimous written consent, unless the charter provides for action by less than unanimous consent. The Acquiring Fund’s charter does not so provide.

Duties of Trustees/Directors

The DSTA provides that, except as provided in the governing documents of the Trust, the duties of the trustees of a registered investment company such as the Trust are the same as the duties of directors of a corporation formed under the Delaware General Corporation Law, which Delaware courts describe as the duties of care and loyalty. The Declaration of Trust provides that the exercise by the trustees of their powers and discretion under the Declaration of Trust and the construction in good faith by the trustees of the meaning or effect of any provision of the Declaration of Trust shall be binding upon everyone interested.

Under the MGCL, each director must act in good faith, in a manner the director reasonably believes to be in the best interests of the Acquiring Fund and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Limitation of Liability	The Declaration of Trust provides that a trustee, officer, agent or employee shall be liable to the Trust or the	The MGCL provides that a director that acts in accordance with the director’s duties has no liability in any action based

	Trust	Acquiring Fund

shareholders for such person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

on an act of the director. The charter does not further limit the liability of directors and officers.

Indemnification

The Declaration of Trust provides that the Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may have been involved as a party or otherwise or with which he or she may be or may have been threated, while acting as trustee or as an officer, employee or agent of the Trust or the trustees, as the case may be, or thereafter, by reason of his or her being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the trust or any series thereof. Such indemnification and related advance of expenses is subject to the conditions of the 1940 Act.

The By-Laws provide that each director shall be indemnified by the Corporation against every judgment, penalty, fine, settlement, and reasonable expense (including attorneys’ fees) actually incurred by the director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which the director was, is, or is threatened to be made a named defendant or respondent (or otherwise becomes a party) by reason of such director’s service in that capacity or status, subject to the conditions and limitations of the MGCL and the 1940 Act.

Derivative Suits	The Declaration of Trust provides that no action may be brought by a shareholder on behalf of the Trust or a series thereof unless (i) the shareholders have requested	The ability of a shareholder to bring a derivative claim is governed by common law, which generally requires a shareholder to make demand

Trust	Acquiring Fund

the trustees to take such action and the trustees have failed or refused to do so for 60 days and (ii) shareholders owning not less than 50 percent of the outstanding shares of the Trust or such series join in bringing the action.

on the directors before bringing an action.

STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 10, 2019

Lord Abbett Calibrated Mid Cap Value Fund
(a series of Lord Abbett Equity Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Lord Abbett Mid Cap Stock Fund, Inc.

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

This Statement of Additional Information (“SAI”) relates specifically to the proposed transfer of the assets of Lord Abbett Calibrated Mid Cap Value Fund (“Target Fund”), a series of Lord Abbett Equity Trust, to Lord Abbett Mid Cap Stock Fund, Inc. (“Acquiring Fund”) in exchange for shares of Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Target Fund. Unaudited pro forma combined financial statements of Target Fund and Acquiring Fund for the twelve months ended June 30, 2018 are included in the SAI. This SAI consists of this cover page and the following documents, each of which accompanies this SAI and is incorporated herein by reference:

1.	The Statement of Additional Information of Target Fund dated December 1, 2018 and of Acquiring Fund dated August 1, 2018, each as supplemented;

2.

The Financial Statements from Target Fund’s Annual Report for the fiscal year ended July 31, 2018 and Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2017, each audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are so incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing;

3.	Acquiring Fund’s Semi-Annual Report for the fiscal period ended June 30, 2018; and

4.	Target Fund’s Annual Report for the fiscal year ended July 31, 2018 and Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2017.

This SAI is not a prospectus. A Combined Prospectus/Proxy Statement dated January 10, 2019 relating to these matters may be obtained without charge via Lord Abbett’s website at www.lordabbett.com or by calling or writing to the Funds at the telephone number or address set forth above. This SAI should be read in conjunction with such Combined Prospectus/Proxy Statement.

The following pages include the pro forma combined financial statements and related notes showing the effect of the proposed acquisition of Lord Abbett Calibrated Mid Cap Value Fund (“Target Fund”), a series of Lord Abbett Equity Trust, by Lord Abbett Mid Cap Stock Fund, Inc. (“Acquiring Fund”).

Pro Forma Combined Schedule of Investments (unaudited)
June 30, 2018

	(TARGET FUND) Calibrated Mid Cap Value Fund		(ACQUIRING FUND) Mid Cap Stock Fund		Mid Cap Stock Fund Pro Forma Combined
	Shares	Fair Value (000)	Shares	Fair Value (000)	Shares	Fair Value (000)
COMMON STOCK 97.78%
Aerospace & Defense 2.78%
Harris Corp.	54,100	$7,820	–	$–	54,100	$7,820
Huntington Ingalls Industries, Inc.	–	–	83,700	18,145	83,700	18,145
Textron, Inc.	112,400	7,408	538,973	35,524	651,373	42,932

Total		15,228		53,669		68,897
Airlines 1.18%
Alaska Air Group, Inc.	28,100	1,697	310,836	18,771	338,936	20,468
American Airlines Group, Inc.	117,100	4,445	–	–	117,100	4,445
United Continental Holdings, Inc.*	63,600	4,435	–	–	63,600	4,435

Total		10,577		18,771		29,348
Auto Components 0.24%
Gentex Corp.	262,400	6,040	–	–	262,400	6,040
Banks 9.53%
Cadence BanCorp	–	–	305,000	8,806	305,000	8,806
CIT Group, Inc.	–	–	499,484	25,179	499,484	25,179
Citizens Financial Group, Inc.	224,700	8,741	823,600	32,038	1,048,300	40,779
Comerica, Inc.	108,700	9,883	–	–	108,700	9,883
East West Bancorp, Inc.	–	–	302,500	19,723	302,500	19,723
First Horizon National Corp.	281,700	5,026	1,280,100	22,837	1,561,800	27,863
KeyCorp	558,300	10,909	2,038,400	39,830	2,596,700	50,739
M&T Bank Corp.	59,100	10,056	–	–	59,100	10,056
Signature Bank*	–	–	79	10,103	79	10,103
Sterling Bancorp	–	–	892,736	20,979	892,736	20,979
TCF Financial Corp.	189,800	4,673	–	–	189,800	4,673
Western Alliance Bancorp*	122,300	6,923	–	–	122,300	6,923

Total		56,211		179,495		235,706
Beverages 2.07%
Molson Coors Brewing Co. Class B	75,700	5,151	–	–	75,700	5,151
Coca-Cola European Partners plc (United Kingdom)(a)	–	–	428,612	17,419	428,612	17,419
Cott Corp. (United Kingdom)(a)	–	–	1,139,800	18,863	1,139,800	18,863
Dr. Pepper Snapple Group, Inc.	–	–	80,424	9,812	80,424	9,812

Total		5,151		46,094		51,245
Capital Markets 2.70%
Affiliated Managers Group, Inc.	17,300	2,572	–	–	17,300	2,572
BrightSphere Investment Group plc (United Kingdom)(a)	–	–	1,145,864	16,340	1,145,864	16,340
E*TRADE Financial Corp.*	137,400	8,403	447,500	27,369	584,900	35,772
Invesco Ltd.	362,600	9,631	–	–	362,600	9,631
T. Rowe Price Group, Inc.	23,100	$2,682	–	$–	23,100	$2,682

Total		23,288		43,709		66,997

See Notes to Pro Forma Combined Financial Statements

3

	(TARGET FUND) Calibrated Mid Cap Value Fund		(ACQUIRING FUND) Mid Cap Stock Fund		Mid Cap Stock Fund Pro Forma Combined
	Shares	Fair Value (000)	Shares	Fair Value (000)	Shares	Fair Value (000)
Chemicals 3.84%
Ashland Global Holdings, Inc.	–	–	357,607	27,958	357,607	27,958
Axalta Coating Systems Ltd.*	–	–	567,318	17,195	567,318	17,195
Celanese Corp. Series A	75,100	8,341	–	–	75,100	8,341
Eastman Chemical Co.	–	–	217,939	21,785	217,939	21,785
FMC Corp.	–	–	179,498	16,013	179,498	16,013
Huntsman Corp.	131	3,796	–	–	131	3,796

Total		12,137		82,951		95,088
Commercial Services & Supplies 0.30%
KAR Auction Services, Inc.	90,800	4,976	–	–	90,800	4,976
Republic Services, Inc.	35	2,393	–	–	35	2,393

Total		7,369		–		7,369
Communication Equipment 0.21%
Juniper Networks, Inc.	188,600	5,171	–	–	188,600	5,171
Construction & Engineering 0.91%
Jacobs Engineering Group, Inc.	–	–	355,044	22,542	355,044	22,542
Construction Materials 0.23%
Eagle Materials, Inc.	53,100	5,574	–	–	53,100	5,574
Containers & Packaging 2.05%
Avery Dennison Corp.	24,400	2,491	–	–	24,400	2,491
Bemis Co., Inc.	51	2,153	–	–	51	2,153
Crown Holdings, Inc.*	105,400	4,718	–	–	105,400	4,718
Graphic Packaging Holding Co.	446,300	6,476	1,351,164	19,605	1,797,464	26,081
International Paper Co.	78,600	4,094	–	–	78,600	4,094
Packaging Corp. of America	–	–	99,847	11,162	99,847	11,162

Total		19,932		30,767		50,699
Consumer Finance 0.45%
Santander Consumer USA Holdings, Inc.	143,400	2,738	–	–	143,400	2,738
Synchrony Financial	255,300	8,522	–	–	255,300	8,522

Total		11,260		–		11,260
Electric: Utilities 5.99%
Alliant Energy Corp.	133,600	5,654	–	–	133,600	5,654
Edison International	113,800	7,200	443,700	28,073	557,500	35,273
Entergy Corp.	–	–	199,323	16,103	199,323	16,103
Evergy, Inc.	142,500	8,001	560,416	31,468	702,916	39,469
Eversource Energy	57	3,337	–	–	57	3,337
FirstEnergy Corp.	–	–	997,475	35,819	997,475	35,819
PPL Corp.	345,400	9,861	–	–	345,400	9,861
Xcel Energy, Inc.	63,200	2,887	–	–	63,200	2,887

Total		36,940		111,463		148,403
Electrical Equipment 2.69%
AMETEK, Inc.	33,200	2,396	213,306	15,392	246,506	17,788
Hubbell, Inc.	58,900	6,228	243,920	25,792	302,820	32,020
nVent Electric plc (United Kingdom)*(a)	112,700	2,829	560,124	14,059	672,824	16,888

Total		11,453		55,243		66,696

See Notes to Pro Forma Combined Financial Statements

4

	(TARGET FUND) Calibrated Mid Cap Value Fund		(ACQUIRING FUND) Mid Cap Stock Fund		Mid Cap Stock Fund Pro Forma Combined
	Shares	Fair Value (000)	Shares	Fair Value (000)	Shares	Fair Value (000)
Electronic Equipment, Instruments & Components 2.35%
Corning, Inc.	201,800	$5,552	628,700	$17,295	830,500	$22,847
Flex Ltd.*	–	–	927,900	13,093	927,900	13,093
Jabil, Inc.	103,200	2,854	–	–	103,200	2,854
Keysight Technologies, Inc.*	–	–	327,887	19,355	327,887	19,355

Total		8,406		49,743		58,149
Energy Equipment & Services 1.15%
National Oilwell Varco, Inc.	141,200	6,128	–	–	141,200	6,128
Patterson-UTI Energy, Inc.	–	–	690,904	12,436	690,904	12,436
Rowan Cos., plc Class A*	436,200	7,075	–	–	436,200	7,075
Superior Energy Services, Inc.*	282,400	2,751	–	—	282,400	2,751

Total		15,954		12,436		28,390
Equity Real Estate Investment Trusts 10.47%
Alexandria Real Estate Equities, Inc.	–	–	217,211	27,405	217,211	27,405
American Homes 4 Rent Class A	153,600	3,407	–	–	153,600	3,407
AvalonBay Communities, Inc.	35,900	6,171	–	–	35,900	6,171
Boston Properties, Inc.	64,100	8,039	206,600	25,912	270,700	33,951
Digital Realty Trust, Inc.	33,800	3,771	–	–	33,800	3,771
Duke Realty Corp.	287,700	8,352	787,399	22,858	1,075,099	31,210
Essex Property Trust, Inc.	23,400	5,594	–	–	23,400	5,594
Extra Space Storage, Inc.	26,400	2,635	–	–	26,400	2,635
Federal Realty Investment Trust	47,400	5,998	–	–	47,400	5,998
GGP, Inc.	275,400	5,626	–	–	275,400	5,626
Healthcare Trust of America, Inc. Class A	–	–	719,734	19,404	719,734	19,404
Highwoods Properties, Inc.	–	–	256,200	12,997	256,200	12,997
Invitation Homes, Inc.	–	–	835,800	19,274	835,800	19,274
Mid-America Apartment Communities, Inc.	52,400	5,275	–	–	52,400	5,275
Prologis, Inc.	36,400	2,391	–	–	36,400	2,391
Regency Centers Corp.	70,400	4,370	–	–	70,400	4,370
SL Green Realty Corp.	87	8,746	–	–	87	8,746
Starwood Property Trust, Inc.	213,500	4,635	–	–	213,500	4,635
UDR, Inc.	246	9,235	814,568	30,579	814,814	39,814
Ventas, Inc.	154,500	8,799	–	–	154,500	8,799
Vornado Realty Trust	104,200	7,702	–	–	104,200	7,702

Total		100,746		158,429		259,175
Food & Staples Retailing 0.25%
US Foods Holding Corp.*	166,600	6,301	–	–	166,600	6,301
Food Products 2.22%
Bunge Ltd.	82,400	5,744	183,240	12,774	265,640	18,518
Conagra Brands, Inc.	–	–	403,901	14,431	403,901	14,431
Hormel Foods Corp.	78,400	2,917	–	–	78,400	2,917
J.M. Smucker Co. (The)	37,600	4,041	–	–	37,600	4,041
Pinnacle Foods, Inc.	–	–	96,438	6,274	96,438	6,274
Tyson Foods, Inc. Class A	129,700	8,930	–	–	129,700	8,930

Total		21,632		33,479		55,111

See Notes to Pro Forma Combined Financial Statements

5

	(TARGET FUND) Calibrated Mid Cap Value Fund		(ACQUIRING FUND) Mid Cap Stock Fund		Mid Cap Stock Fund Pro Forma Combined
	Shares	Fair Value (000)	Shares	Fair Value (000)	Shares	Fair Value (000)
Health Care Equipment & Supplies 1.88%
Hill-Rom Holdings, Inc.	46	$4,018	152,388	$13,310	152,434	$17,328
Hologic, Inc.*	74,700	2,969	–	–	74,700	2,969
Zimmer Biomet Holdings, Inc.	51,200	5,706	184,300	20,538	235,500	26,244

Total		12,693		33,848		46,541
Health Care Providers and Services 2.62%
Cardinal Health, Inc.	58,900	2,876	–	–	58,900	2,876
Centene Corp.*	24,600	3,031	160,784	19,810	185,384	22,841
Encompass Health Corp.	–	–	327,272	22,163	327,272	22,163
Envision Healthcare Corp.*	128,500	5,655	–	–	128,500	5,655
Laboratory Corp. of America Holdings*	31,800	5,709	–	–	31,800	5,709
Universal Health Services, Inc. Class B	50	5,572	–	–	50	5,572

Total		22,843		41,973		64,816
Hotels, Restaurants & Leisure 2.02%
Aramark	195,700	7,260	423,900	15,727	619,600	22,987
MGM Resorts International	150	4,355	715,122	20,760	715,272	25,115
Norwegian Cruise Line Holdings Ltd.*	42,700	2,018	–	–	42,700	2,018

Total		13,633		36,487		50,120
Household Durables 1.87%
Leggett & Platt, Inc.	45	2,009	–	–	45	2,009
Lennar Corp. Class A	164,341	8,628	290,700	15,262	455,041	23,890
Newell Brands, Inc.	211,700	5,460	–	–	211,700	5,460
Mohawk Industries, Inc.*	–	–	69,800	14,956	69,800	14,956

Total		16,097		30,218		46,315
Household Products 0.26%
Church & Dwight Co., Inc.	119,500	6,353	–	–	119,500	6,353
Information Technology Services 2.23%
Conduent, Inc.*	–	–	1,520,581	27,629	1,520,581	27,629
DXC Technology Co.	57,300	4,619	–	–	57,300	4,619
Fidelity National Information Services, Inc.	74,800	7,931	–	–	74,800	7,931
Leidos Holdings, Inc.	142,400	8,402	–	–	142,400	8,402
Worldpay, Inc. Class A	81,900	6,698	–	–	81,900	6,698

Total		27,650		27,629		55,279
Independent Power and Renewable Electricity Producers 0.35%
AES Corp.	655,200	8,786	–	–	655,200	8,786
Insurance 7.41%
Arch Capital Group Ltd.*	281,300	7,443	–	–	281,300	7,443
Argo Group International Holdings Ltd.	43	2,500	337,182	19,607	337,225	22,107
Arthur J Gallagher & Co.	90,300	5,895	–	–	90,300	5,895
Aspen Insurance Holdings Ltd.	–	–	121,600	4,949	121,600	4,949
Axis Capital Holdings Ltd.	–	–	187,600	10,434	187,600	10,434
Fidelity National Financial, Inc.	127	4,778	–	–	127	4,778

See Notes to Pro Forma Combined Financial Statements

6

	(TARGET FUND) Calibrated Mid Cap Value Fund		(ACQUIRING FUND) Mid Cap Stock Fund		Mid Cap Stock Fund Pro Forma Combined
	Shares	Fair Value (000)	Shares	Fair Value (000)	Shares	Fair Value (000)
Hanover Insurance Group, Inc. (The)	26,800	$3,204	208,747	$24,958	235,547	$28,162
Hartford Financial Services Group, Inc. (The)	176,600	9,030	492,934	25,204	669,534	34,234
Lincoln National Corp.	38,500	2,397	298,600	18,588	337,100	20,985
RenaissanceRe Holdings Ltd.	57,100	6,870	122,771	14,772	179,871	21,642
Unum Group	142,800	5,282	–	–	142,800	5,282
Validus Holdings Ltd.	–	–	75,237	5,086	75,237	5,086
XL Group Ltd.	–	–	221,200	12,376	221,200	12,376

Total		47,399		135,974		183,373
Internet Software & Services 0.13%
Twitter, Inc.*	73,500	3,210	–	–	73,500	3,210
Leisure Products 0.13%
Hasbro, Inc.	35,300	3,259	–	–	35,300	3,259
Life Sciences Tools & Services 1.02%
PerkinElmer, Inc.	57,900	4,240	286,300	20,966	344,200	25,206
Machinery 3.68%
Cummins, Inc.	21,700	2,886	–	–	21,700	2,886
Dover Corp.	66,300	4,853	–	–	66,300	4,853
Flowserve Corp.	–	–	259,600	10,488	259,600	10,488
ITT, Inc.	–	–	304,804	15,932	304,804	15,932
PACCAR, Inc.	70,600	4,374	–	–	70,600	4,374
Parker-Hannifin Corp.	18,900	2,946	110,904	17,284	129,804	20,230
Pentair plc (United Kingdom)(a)	115,600	4,865	482,924	20,322	598,524	25,187
Stanley Black & Decker, Inc.	54,500	7,238	–	–	54,500	7,238

Total		27,162		64,026		91,188
Media 1.00%
Cable One, Inc.	–	–	14,100	10,339	14,100	10,339
Cinemark Holdings, Inc.	185,200	6,497	–	–	185,200	6,497
Discovery, Inc. Class A*	141,500	3,891	–	–	141,500	3,891
Viacom, Inc. Class B	132,300	3,990	–	–	132,300	3,990

Total		14,378		10,339		24,717
Metals & Mining 1.84%
Alcoa Corp.*	–	–	234,300	10,984	234,300	10,984
Lundin Mining Corp.(b)	–	–	CAD 2,138,232	11,889	2,138,232	11,889
Steel Dynamics, Inc.	125,900	5,785	370,200	17,011	496,100	22,796

Total		5,785		39,884		45,669
Multi-Line Retail 1.22%
Dollar General Corp.	70,600	6,961	–	–	70,600	6,961
Dollar Tree, Inc.*	–	–	183,243	15,576	183,243	15,576
Kohl’s Corp.	61,700	4,498	–	–	61,700	4,498
Macy’s, Inc.	82,900	3,103	–	–	82,900	3,103

Total		14,562		15,576		30,138
Multi-Utilities 2.42%
Ameren Corp.	84,300	5,130	–	–	84,300	5,130
Consolidated Edison, Inc.	59,600	4,648	–	–	59,600	4,648
CMS Energy Corp.	–	–	674,591	31,895	674,591	31,895
Public Service Enterprise Group, Inc.	171,700	9,296	–	–	171,700	9,296
Sempra Energy	77,500	8,999	–	–	77,500	8,999

Total		28,073		31,895		59,968

See Notes to Pro Forma Combined Financial Statements

7

	(TARGET FUND) Calibrated Mid Cap Value Fund		(ACQUIRING FUND) Mid Cap Stock Fund		Mid Cap Stock Fund Pro Forma Combined
	Shares	Fair Value (000)	Shares	Fair Value (000)	Shares	Fair Value (000)
Oil, Gas & Consumable Fuels 6.34%
Andeavor	–	$–	86,900	$11,400	86,900	$11,400
Cimarex Energy Co.	68,400	6,959	123,431	12,558	191,831	19,517
Concho Resources, Inc.*	–	–	207,700	28,735	207,700	28,735
Continental Resources, Inc.*	94,600	6,126	–	–	94,600	6,126
EQT Corp.	67,300	3,714	–	–	67,300	3,714
Hess Corp.	130,200	8,709	464,600	31,077	594,800	39,786
Marathon Oil Corp.	419,500	8,751	–	–	419,500	8,751
Marathon Petroleum Corp.	80	5,613	–	–	80	5,613
Noble Energy, Inc.	–	–	810,004	28,577	810,004	28,577
Pioneer Natural Resources Co.	8,700	1,646	–	–	8,700	1,646
Williams Cos., Inc. (The)	118,200	3,204	–	–	118,200	3,204

Total		44,722		112,347		157,069
Paper & Forest Products 0.15%
Domtar Corp.	76,400	3,647	–	–	76,400	3,647
Pharmaceuticals 1.20%
Jazz Pharmaceuticals plc	22,800	3,928	–	–	22,800	3,928
Mylan NV*	249,900	9,031	467,300	16,888	717,200	25,919

Total		12,959		16,888		29,847
Professional Services 0.23%
ManpowerGroup, Inc.	65,700	5,654	–	–	65,700	5,654
Real Estate Management & Development 0.15%
Jones Lang LaSalle, Inc.	23,100	3,834	–	–	23,100	3,834
Real Estate Investment Trusts 0.64%
Camden Property Trust	–	–	175,200	15,966	175,200	15,966
Road & Rail 1.04%
Kansas City Southern	–	–	195,759	20,743	195,759	20,743
Ryder System, Inc.	69,800	5,016	–	–	69,800	5,016

Total		5,016		20,743		25,759
Semiconductors & Semiconductor Equipment 2.24%
Lam Research Corp.	–	–	51,200	8,850	51,200	8,850
Marvell Technology Group Ltd.	230,300	4,938	687,400	14,738	917,700	19,676
Qorvo, Inc.*	94,300	7,560	241,447	19,357	335,747	26,917

Total		12,498		42,945		55,443
Specialty Retail 1.36%
Advance Auto Parts, Inc.	–	–	169,000	22,933	169,000	22,933
AutoZone, Inc.	4	2,684	–	–	4	2,684
Burlington Stores, Inc.*	25,800	3,884	–	–	25,800	3,884
Penske Automotive Group, Inc.	91,800	4,301	–	–	91,800	4,301

Total		10,869		22,933		33,802
Technology Hardware, Storage & Peripherals 1.44%
NetApp, Inc.	106	8,324	299,841	23,546	299,947	31,870
Western Digital Corp.	49,500	3,832	–	–	49,500	3,832

Total		12,156		23,546		35,702

See Notes to Pro Forma Combined Financial Statements

8

	(TARGET FUND) Calibrated Mid Cap Value Fund		(ACQUIRING FUND) Mid Cap Stock Fund		Mid Cap Stock Fund Pro Forma Combined
	Shares	Fair Value (000)	Shares	Fair Value (000)	Shares	Fair Value (000)
Textiles, Apparel & Luxury Goods 0.92%
PVH Corp.	62	$9,283	–	$–	62	$9,283
Tapestry, Inc.	–	–	290,700	13,579	290,700	13,579

Total		9,283		13,579		22,862
Trading Companies & Distributors 0.38%
Air Lease Corp.	152,200	6,388	–	–	152,200	6,388
HD Supply Holdings, Inc.	71,200	3,054	–	–	71,200	3,054

Total		9,442		–		9,442
TOTAL COMMON STOCK 97.78%		765,573		1,656,553		2,422,126
(cost $761,335,377, $1,491,226,239 and $2,252,561,616 respectively)
SHORT TERM INVESTMENTS 2.32%
Repurchase Agreement dated 6/29/2018, 1.05% due 7/2/2018 with Fixed Income Clearing Corp. collateralized by $4,035,000 of U.S. Treasury Note at 1.875% due 2/28/2022; value: $3,948,110; proceeds: $3,869,046 (cost $3,868,707, $0 and $3,868,707 respectively)	3,869	3,869	–	–	3,869	3,869
Repurchase Agreement dated 6/29/2018, 1.05% due 7/2/2018 with Fixed Income Clearing Corp. collateralized by $55,305,000 of U.S. Treasury Note at 2.00% due 12/31/2021; value: $54,634,095; proceeds: $53,567,294 (cost $0, $53,562,608 and $53,562,608 respectively)	–	–	53,563	53,563	53,563	53,563
Total Short Term Investment 2.32% (cost $3,868,707, $53,562,608 and $57,431,315 respectively)	–	3,869	–	53,563	–	57,432
Total Investments in Securities 100.10% (cost $765,204,084, $1,544,788,847, and $2,309,992,931 respectively)		769,442		1,710,116		2,479,558
Assets/Liabilities in Excessive of Liabilities/Other Assets (0.10%)(c)		102		-2,611		-2,509
Net Assets 100.00%		769,544		1,707,505		2,477,049

CAD Canadian dollar.

*	Non-income producing security.

(a)	Foreign Security Traded in US dollar.

(b)	Investment in non-US dollar denominated security.

(c)	Liabilities in Excess of Other Assets include net unrealized depreciation on futures contracts as follows:

See Notes to Pro Forma Combined Financial Statements

9

Open Futures Contracts as of June 30, 2018:

(Target Fund) Calibrated Mid Cap Value Fund

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
E-Mini S&P 500 Index	Sep-18	22	Long	$3,044,748	$2,993,760	$(51)

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund’s investments carried at fair value(1):

	Lord Abbett Calibrated Mid Cap Value Fund				Lord Abbett Mid Cap Stock Fund

Investment Type	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Common Stock	$765,573	$–	$–	$765,573	$1,656,553	$–	$–	$1,656,553
Short-Term Investment
Repurchase Agreement	–	3,869	–	3,869	–	53,563	–	53,563

Total	$765,573	$3,869	$–	$769,442	$1,656,553	$53,563	$–	$1,710,116

Other Financial Instruments
Futures
Assets	$–	$–	$–	$–	$–	$–	$–	$–
Liabilities	51	–	–	51	–	–	–	–

Total	$51	$–	$–	$51	$–	$–	$–	$–

	Combined Pro Forma Lord Abbett Mid Cap Stock Fund

Investment Type	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Common Stock	2,422,126	–	–	2,422,126
Short-Term Investment
Repurchase Agreement	–	57,432	–	57,432

Total	2,422,126	57,432	–	2,479,558

Other Financial Instruments
Futures
Assets	–	–	–	–
Liabilities	51	–	–	51

Total	51	–	–	51

(1)	Refer to Note 3(h) for a description of fair value measurements and the three-tier hierarchy of inputs.

(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

(3)	There were no Level 1/Level 2 transfers during the period ended June 30, 2018.

See Notes to Pro Forma Combined Financial Statements

10

Pro Forma Combined Statements of Assets and Liabilities (unaudited)
June 30, 2018

	Calibrated Mid Cap Value Fund	Mid Cap Stock Fund	Total Pro Forma Adjustments		Mid Cap Stock Fund Pro Forma Combined
ASSETS:
Investments in securities, at cost	$765,204,084	$1,544,788,847			$2,309,992,931

Investments in securities, at value	769,441,695	1,710,115,657			2,479,557,352
Cash	267	–			267
Deposit with Broker for futures collateral	145,600	–			145,600
Receivables:
Interest and Dividends	1,188,950	1,915,272			3,104,222
Investments securities sold	2,865,736	1,605,045			4,470,781
Capital shares sold	93,336	1,236,397			1,329,733
From advisor	35,221	–			35,221
Variation margin for futures contracts	2,795	–			2,795
Prepaid expenses and other assets	49,898	57,940			107,838

Total assets	$773,823,498	$1,714,930,311			$2,488,753,809

LIABILITIES:
Payables:
Investment securities purchased	$2,691,036	$1,608,031			$4,299,067
Capital shares reacquired	820,202	2,661,463			3,481,665
Management fee	386,346	791,219			1,177,565
12b-1 distribution plan	79,606	1,019,473			1,099,079
Fund administration	25,756	57,051			82,807
Trustees/Directors’ fees	76,832	798,931			875,763
Proxy Solicitiation & Reorganization	–	–	129,000		129,000
To affiliate	–	–			–
Variation margin	–	–			–
Accrued expenses and other liabilities	199,668	489,098			688,766

Total liabilities	4,279,446	7,425,266	129,000		11,833,712

NET ASSETS	$769,544,052	$1,707,505,045	$(129,000)		$2,476,920,097

COMPOSITION OF NET ASSETS:
Paid-in capital	$727,211,349	$1,497,518,895	$(129,000)		$2,224,601,244
Undistributed net investment income	5,709,825	5,351,503			11,061,328
Accumulated net realized gain on investments, foreign currency exchange contracts and foreign currency related transactions	32,436,255	39,307,837			71,744,092
Net unrealized appreciation (depreciation) on investments and futures contracts	4,186,623	165,326,810			169,513,433

Net Assets	$769,544,052	$1,707,505,045	$(129,000)		$2,476,920,097

Net assets by class:
Class A Shares	$91,802,067	$1,088,424,761	$(61,464	)(a)	$1,180,165,364
Class C Shares	$43,754,945	$38,181,184	$(4,267	)(a)	$81,931,862
Class F Shares	$93,118,795	$119,499,523	$(11,073	)(a)	$212,607,245
Class F3 Shares	$3,199,977	$22,728,622	$(1,350	)(a)	$25,927,249
Class I Shares	$515,847,940	$306,426,821	$(42,823	)(a)	$822,231,938
Class P Shares	–	$56,460,860	$(2,940	)(a)	$56,457,920
Class R2 Shares	$1,642,467	$7,600,198	$(481	)(a)	$9,242,184
Class R3 Shares	$5,264,405	$26,595,566	$(1,659	)(a)	$31,858,312

See Notes to Pro Forma Combined Financial Statements

11

	Calibrated Mid Cap Value Fund	Mid Cap Stock Fund	Total Pro Forma Adjustments		Mid Cap Stock Fund Pro Forma Combined
Class R4 Shares	$4,181,194	$20,319,576	$(1,276	)(a)	$24,499,494
Class R5 Shares	$4,447,753	$558,744	$(261	)(a)	$5,006,236
Class R6 Shares	$6,284,509	$20,709,190	$(1,406	)(a)	$26,992,293
Outstanding shares by class:
Class A Shares	4,249,635	36,677,288	(1,156,127	)(b)	39,770,796
Class C Shares	2,071,074	1,388,928	(479,388	)(b)	2,980,614
Class F Shares	4,299,054	4,058,002	(1,136,897	)(b)	7,220,159
Class F3 Shares	147,563	768,779	(39,326	)(b)	877,016
Class I Shares	23,788,626	10,395,493	(6,288,547	)(b)	27,895,572
Class P Shares	–	1,964,387	0		1,964,387
Class R2 Shares	75,992	260,927	(19,603	)(b)	317,316
Class R3 Shares	243,534	906,736	(64,052	)(b)	1,086,218
Class R4 Shares	194,164	687,171	(52,764	)(b)	828,571
Class R5 Shares	205,133	18,957	(54,230	)(b)	169,860
Class R6 Shares	289,764	700,401	(77,217	)(b)	912,948
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$21.60	$29.68			$29.67
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$22.92	$31.49			$31.48
Class C Shares-Net asset value	$21.13	$27.49			$27.49
Class F Shares-Net asset value	$21.66	$29.45			$29.45
Class F3 Shares-Net asset value	$21.69	$29.56			$29.56
Class I Shares-Net asset value	$21.68	$29.48			$29.48
Class P Shares-Net asset value	$0.00	$28.74			$28.74
Class R2 Shares-Net asset value	$21.61	$29.13			$29.13
Class R3 Shares-Net asset value	$21.62	$29.33			$29.33
Class R4 Shares-Net asset value	$21.53	$29.57			$29.57
Class R5 Shares-Net asset value	$21.68	$29.47			$29.47
Class R6 Shares-Net asset value	$21.69	$29.57			$29.57

(a)	Estimated.

(b)	Adjustment reflects additional shares issued in connection with the proposed reorganization.

See Notes to Pro Forma Combined Financial Statements

12

Pro Forma Statements of Operations (unaudited)
For the twelve months ended June 30, 2018

	Calibrated Mid Cap Value Fund	Mid Cap Stock Fund	Total Pro Forma Adjustments		Mid Cap Stock Fund Pro Forma Combined
Investment income:
Dividends (net of foreign withholding tax of $0, $17,685, $0 and $17,685 respectively.)	$17,629,055	$32,474,953			$50,104,008
Interest and other	15,678	174,308			189,986

Total investment income	17,644,733	32,649,261			50,293,994

Expenses:
Management fees	5,572,433	10,910,567	(557,243	)(a)	15,925,757
12b-1 distribution plan-Class A	242,090	2,706,483			2,948,573
12b-1 distribution plan-Class B	–	11,746			11,746
12b-1 distribution plan-Class C	474,801	1,320,145			1,794,946
12b-1 distribution plan-Class F	121,371	136,852			258,223
12b-1 distribution plan-Class P	–	282,534			282,534
12b-1 distribution plan-Class R2	12,520	46,073			58,593
12b-1 distribution plan-Class R3	25,146	144,373			169,519
12b-1 distribution plan-Class R4	9,860	50,963			60,823
Shareholder servicing	377,777	1,771,780			2,149,557
Professional	80,517	103,066	(80,517	)(b)	103,066
Reports to shareholders	66,947	168,449	(66,947	)(b)	168,449
Fund administration	371,495	796,846			1,168,341
Custody	103,684	56,147	(103,684	)(b)	56,147
Trustees/Directors’ fees	25,755	58,192			83,947
Registration	138,548	178,455	(138,548	)(b)	178,455
Other	67,844	87,299			155,143

Gross expenses	7,690,788	18,829,970	(946,939)		25,573,819
Expense reductions	(2,253)	(21,198)			(23,451)
Fees waived and expenses reimbursed	(427,706)	–	427,706	(c)	–

Net expenses	7,260,829	18,808,772	(519,233)		25,550,368

Net investment income	10,383,904	13,840,489	519,233		24,743,626

Net realized and unrealized gain (loss):
Net realized gain on investments	58,240,037	90,843,411			149,083,448
Net realized gain on futures contracts	496,830	–			496,830
Net realized gain on foreign currency exchange contracts	–	50,617			50,617
Net realized gain on foreign currency related transactions	–	1,881			1,881
Net change in unrealized appreciation/depreciation on investments	(8,324,470)	(92,754,178)			(101,078,648)
Net change in unrealized appreciation/depreciation on futures contracts	(30,004)	–			(30,004)

Net realized and unrealized gain (loss):	$50,382,393	$(1,858,269)			48,524,124

Net Increase (Decrease) in Net Assets Resulting From Operations	$60,766,297	$11,982,220	$519,233		$73,138,750

(a)	Decrease due to the asset tiered management fee structure of the Funds.

(b)	Increase (decrease) due to the elimination of duplicative expenses achieved by merging the Funds.

(c)	Combined Fund will not have a fee waiver/reimbursement agreement with Lord Abbett.

See Notes to Pro Forma Combined Financial Statements

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Notes to Pro Forma Combined Financial Statements (unaudited)

1. ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (“Mid Cap Stock Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983. The Lord Abbett Equity Trust (“Equity Trust”) is registered under the Act, as a diversified, open-end management investment company and was organized as a Delaware statutory trust on May 1, 2001.

The investment objective of Lord Abbett Calibrated Mid Cap Value Fund (“Target Fund”) is total return.

Mid Cap Stock Fund currently consists of one fund. Equity Trust currently consists of two separate funds.

These Pro Forma Combined Financial Statements cover Lord Abbett Mid Cap Stock Fund (“Acquiring Fund”). The investment objective of Acquiring Fund is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Effective April 30, 2018, Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

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2. BASIS OF COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Target Fund by Acquiring Fund. The Pro Forma Combined Schedule of Investments and Pro Forma Combined Statement of Assets and Liabilities are presented as if such reorganization had taken place as of June 30, 2018 (end of period). The Pro Forma Combined Statement of Operations is presented as if such reorganization had taken place on July 1, 2017 (beginning of period).

Under the terms of the Plan of Reorganization (the “Plan”), the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at NAV. The Statements of Assets and Liabilities and the related Statements of Operations of Target Fund and Acquiring Fund have been combined as of and for the twelve months ended June 30, 2018. Following the acquisition, Acquiring Fund will be the accounting survivor. In accordance with U.S. GAAP, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund included in its annual report for the fiscal year ended December 31, 2017 and semi-annual report for the period ending June 30, 2018.

Lord Abbett currently expects that approximately 66% of Target Fund’s portfolio (using values as of November 30, 2018) will be repositioned prior to the Reorganization. As of November 30, 2018, the hypothetical loss resulting from the repositioning is estimated at approximately $11.9 million or 1.78% of Target Fund’s net assets. Lord Abbett estimates that the transaction costs that will be incurred in connection with the repositioning by Target Fund are approximately $198,000.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place as of June 30, 2018.

3. SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation – Under procedures approved by each of the Board of Directors of Mid Cap Stock Fund and the Board of Trustees of Equity Trust (collectively, the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the

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Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Funds may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. If no sale has occurred, the mean between the most recently quoted bid and asked price is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions – Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)

Investment Income – Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is

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allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)

Repurchase Agreements – Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Funds require at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(e)

Foreign Transactions – The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities. The Funds use foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(f)

Forward Foreign Currency Exchange Contracts – Each Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in the Funds’ Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts, if applicable, is included in Net realized gain (loss) on foreign currency exchange contracts in the Funds’ Statement of Operations.

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(g)

Futures Contracts – Each Fund may purchase and sell index futures contracts to manage cash, or as a substitute position for holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)

Fair Value Measurements – Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of June 30, 2018 is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different

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levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(i)	Disclosures About Derivative Instruments and Hedging Activities – The Target Fund entered into Index futures contracts for the twelve months ended June 30, 2018 (as described in note 3(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Acquiring Fund entered into forward foreign currency exchange contracts for the twelve months ended June 30, 2018 (as described in note 3(f)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

As of June 30, 2018, Funds had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds use of derivative instruments:

(Target Fund) Calibrated Mid Cap Value Fund

Liability Derivative	Equity Index Contracts
Futures Contracts(1)	$(50,988)

Mid Cap Stock Fund Pro Forma Combined

Liability Derivative	Equity Index Contracts
Futures Contracts(1)	$(50,988)

(1)

Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current fair value is reported within the Statements of Assets and Liabilities.

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Transactions on derivative instruments for the twelve months ended June 30, 2018, were as follows:

(Target Fund) Calibrated Mid Cap Value Fund

Equity Index Contracts
Net Realized Gain(Loss)
Futures Contracts(1)	$496,830
Net Change in Unrealized Appreciation/Depreciation
Futures Contracts(2)	$(30,004)
Average Number of Contracts/Notional Amounts*
Futures Contracts(3)	37

(Acquiring Fund) Mid Cap Stock Fund

Foreign Currency Contracts
Net Realized Gain(Loss)
Forward Foreign Currency Exchange Contracts(4)	$50,617
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(5)	$7,867,258

Calibrated Mid Cap Value Fund Pro Forma Combined

	Foreign Currency Contracts	Equity Contracts
Net Realized Gain(Loss)
Forward Foreign Currency Exchange Contracts(4)	$50,617	–
Futures Contracts(1)	–	$496,830
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts	–	–
Futures Contracts(2)	–	$(30,004)
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(5)	$7,867,258	–
Futures Contracts(3)	–	37

*	Calculated based on the number of contracts or notional amounts for the twelve months ended June 30, 2018.

(1)	Statements of Operations location: Net realized gain on futures contracts.

(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.

(3)	Amount represents number of contracts.

(4)	Statements of Operations location: Net realized gain on foreign currency exchange contracts.

(5)	Represents notional amounts.

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4. SUMMARY OF CAPITAL TRANSACTIONS

The pro forma NAV assumes the issuance of shares of Acquiring Fund as if such shares had been issued at June 30, 2018, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the total NAV of shares of Target Fund as of June 30, 2018, divided by the NAV of the shares of Acquiring Fund as of June 30, 2018. The pro forma number of shares outstanding for the combined fund consists of the following as of June 30, 2018:

Class A Shares

	Lord Abbett Calibrated Mid Cap Value Fund	Lord Abbett Mid Cap Stock Fund Pro Forma Combined
Pre-Combined Shares	$4,249,635	36,677,288
Reorganization Shares	(4,249,635)	4,249,635
Pro Forma Adjustment for NAV	–	(1,156,127)

Total Shares Outstanding Post-Combined	–	39,770,796

Pre-Combined Amount	$91,802,067	$1,088,424,761
Reorganization Amount	(91,802,067)	91,802,067
Pro Forma Adjustment	–	(61,464)

Post-Combined Amount	$–	$1,180,165,364

Class C Shares

	Lord Abbett Calibrated Mid Cap Value Fund	Lord Abbett Mid Cap Stock Fund Pro Forma Combined
Pre-Combined Shares	2,071,074	1,388,928
Reorganization Shares	(2,071,074)	2,071,074
Pro Forma Adjustment for NAV	–	(479,388)

Total Shares Outstanding Post-Combined	–	2,980,614

Pre-Combined Amount	$43,754,945	$38,181,184
Reorganization Amount	(43,754,945)	43,754,945
Pro Forma Adjustment	–	(4,267)

Post-Combined Amount	$–	$81,931,862

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Class F Shares

	Lord Abbett Calibrated Mid Cap Value Fund	Lord Abbett Mid Cap Stock Fund Pro Forma Combined
Pre-Combined Shares	4,299,054	4,058,002
Reorganization Shares	(4,299,054)	4,299,054
Pro Forma Adjustment for NAV	–	(1,136,897)

Total Shares Outstanding Post-Combined	–	7,220,159

Pre-Combined Amount	$93,118,795	$119,499,523
Reorganization Amount	(93,118,795)	93,118,795
Pro Forma Adjustment	–	(11,073)

Post-Combined Amount	$–	$212,607,245

Class F3 Shares

	Lord Abbett Calibrated Mid Cap Value Fund	Lord Abbett Mid Cap Stock Fund Pro Forma Combined
Pre-Combined Shares	147,563	768,779
Reorganization Shares	(147,563)	147,563
Pro Forma Adjustment for NAV	–	(39,326)

Total Shares Outstanding Post-Combined	–	877,016

Pre-Combined Amount	$3,199,977	$22,728,622
Reorganization Amount	(3,199,977)	3,199,977
Pro Forma Adjustment	–	(1,350)

Post-Combined Amount	$–	$25,927,249

Class I Shares

	Lord Abbett Calibrated Mid Cap Value Fund	Lord Abbett Mid Cap Stock Fund Pro Forma Combined
Pre-Combined Shares	23,788,626	10,395,493
Reorganization Shares	(23,788,626)	23,788,626
Pro Forma Adjustment for NAV	–	(6,288,547)

Total Shares Outstanding Post-Combined	–	27,895,572

Pre-Combined Amount	$515,847,940	$306,426,821
Reorganization Amount	(515,847,940)	515,847,940
Pro Forma Adjustment	–	(42,823)

Post-Combined Amount	$–	$822,231,938

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Class P Shares

	Lord Abbett Calibrated Mid Cap Value Fund	Lord Abbett Mid Cap Stock Fund Pro Forma Combined
Pre-Combined Shares	–	1,964,387
Reorganization Shares	–	–
Pro Forma Adjustment for NAV		–

Total Shares Outstanding Post-Combined	–	1,964,387

Pre-Combined Amount	$–	$56,460,860
Reorganization Amount	–	–
Pro Forma Adjustment	–	(2,940)

Post-Combined Amount	$–	$56,457,920

Class R2 Shares

	Lord Abbett Calibrated Mid Cap Value Fund	Lord Abbett Mid Cap Stock Fund Pro Forma Combined
Pre-Combined Shares	75,992	260,927
Reorganization Shares	(75,992)	75,992
Pro Forma Adjustment for NAV	–	(19,603)

Total Shares Outstanding Post-Combined	–	317,316

Pre-Combined Amount	$1,642,467	$7,600,198
Reorganization Amount	(1,642,467)	1,642,467
Pro Forma Adjustment	–	(481)

Post-Combined Amount	$–	$9,242,184

Class R3 Shares

	Lord Abbett Calibrated Mid Cap Value Fund	Lord Abbett Mid Cap Stock Fund Pro Forma Combined
Pre-Combined Shares	243,534	906,736
Reorganization Shares	(243,534)	243,534
Pro Forma Adjustment for NAV	–	(64,052)

Total Shares Outstanding Post-Combined	–	1,086,218

Pre-Combined Amount	$5,264,405	$26,595,566
Reorganization Amount	(5,264,405)	5,264,405
Pro Forma Adjustment	–	(1,659)

Post-Combined Amount	$–	$31,858,312

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Class R4 Shares

	Lord Abbett Calibrated Mid Cap Value Fund	Lord Abbett Mid Cap Stock Fund Pro Forma Combined
Pre-Combined Shares	194,164	687,171
Reorganization Shares	(194,164)	194,164
Pro Forma Adjustment for NAV	–	(52,764)

Total Shares Outstanding Post-Combined	–	828,571

Pre-Combined Amount	$4,181,194	$20,319,576
Reorganization Amount	(4,181,194)	4,181,194
Pro Forma Adjustment	–	(1,276)

Post-Combined Amount	$–	$24,499,494

Class R5 Shares

	Lord Abbett Calibrated Mid Cap Value Fund	Lord Abbett Mid Cap Stock Fund Pro Forma Combined
Pre-Combined Shares	205,133	18,957
Reorganization Shares	(205,133)	205,133
Pro Forma Adjustment for NAV	–	(54,230)

Total Shares Outstanding Post-Combined	–	169,860

Pre-Combined Amount	$4,447,753	$558,744
Reorganization Amount	(4,447,753)	4,447,753
Pro Forma Adjustment	–	(261)

Post-Combined Amount	$–	$5,006,236

Class R6 Shares

	Lord Abbett Calibrated Mid Cap Value Fund	Lord Abbett Mid Cap Stock Fund Pro Forma Combined
Pre-Combined Shares	289,764	700,401
Reorganization Shares	(289,764)	289,764
Pro Forma Adjustment for NAV	–	(77,217)

Total Shares Outstanding Post-Combined	–	912,948

Pre-Combined Amount	$6,284,509	$20,709,190
Reorganization Amount	(6,284,509)	$6,284,509
Pro Forma Adjustment	–	(1,406)

Post-Combined Amount	$–	$26,992,293

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5. PRO FORMA OPERATING EXPENSES

The Pro Forma Combined Statement of Operations for the twelve month period ended June 30, 2018, as adjusted, giving effect to the Plan of Reorganization reflects changes in expenses of the Target Fund as if the Reorganization was consummated on July 1, 2017. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Plan of Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

6. INCOME TAXES

It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code necessary to qualify and be treated as a regulated investment company and to distribute at least annually substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no provision for income taxes is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Target Fund’s filed U.S. federal tax returns remain open for the fiscal years ended July 31, 2015 through July 31, 2018. The statute of limitations on the Acquiring Fund’s filed U.S. federal tax returns remain open for the fiscal years ended December 31, 2014 through December 31, 2017. The statutes of limitations on the Target and Acquiring Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Dividends from net investment income, if any, are declared and paid at least annually for the Target Fund and Acquiring Fund. Dividends from any realized capital gains, as reduced by any available capital loss carryforwards, are declared and distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the exdividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thereby reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

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